Exhibit 4.1

CONFIDENTIAL & PROPRIETARY

TRADE SECRET

ADAMS STREET CREDIT SOLUTIONS FUND

SUBSCRIPTION BOOKLET

If the prospective investor does not wish to subscribe for Class I common shares of beneficial interest of Adams Street Credit Solutions Fund (the “Company”), or if the prospective investor’s subscription is rejected, please return this Subscription Booklet, the Company’s Confidential Private Placement Memorandum dated April 2026, the Company’s Declaration of Trust, the Company’s Bylaws, the Investment Advisory Agreement between the Company and Adams Street Advisors, LLC (the “Adviser”) and the Administration Agreement between the Company and the Adviser, as each may be amended, restated and/or supplemented from time to time (collectively, the “Company Documents”). The Company Documents may not be reproduced, duplicated, disclosed or delivered, in whole or in part, to any other person (other than confidentially to legal counsel to and professional advisors of prospective investors) without the prior written consent of the Adviser.

ADAMS STREET CREDIT SOLUTIONS FUND

INSTRUCTIONS FOR SUBSCRIBERS

Adams Street Credit Solutions Fund, a Delaware statutory trust (the “Company”) will operate, subject to legal, tax, regulatory, accounting and other considerations, as set forth in the Company’s Confidential Private Placement Memorandum (as amended, restated and/or supplemented from time to time, the “Memorandum”). Capitalized terms used herein (including in the Questionnaires, Exhibits and Schedules attached hereto) without definition have the meanings set forth in the Memorandum.

This Subscription Booklet contains:

(i)	a Subscription Agreement (the “Subscription Agreement”),

(ii)

forms of Investor Qualification Statements relating to Accredited Investor Status, U.S. Person Status and Plan Investor Representations (the “Investor Qualification Statements”) as Exhibits A through C,

(iii)	the Anti-Money Laundering and Anti-Terrorism Financing Questionnaire (the “AML Questionnaire”) as Exhibit D,

(iv)	a Supplemental Investor Qualification Statement for Canadian Subscribers (the “Canadian Supplemental IQS”) as Exhibit E,

(v)	a Supplemental Investor Qualification Statement for European Economic Area (the “EEA”), United Kingdom (the “UK”) and Swiss Subscribers (the “EEA, UK and Swiss Supplemental IQS”) as Exhibit F,

(vi)	Privacy Notice (the “Privacy Notice”) as Exhibit G,

(vii)	a Subscriber Contact Sheet (“Contact Sheet”) as Exhibit H,

(viii)	Consent to Electronic Delivery Form and Disclosure Statement (“E-Consent Form”) as Exhibit I,

(ix)	links to IRS Form W-9 and the various IRS Forms W-8 as Exhibit J, and

(x)	a cost basis election form as Exhibit K.

Please complete, execute and return in its entirety each of the applicable documents referenced in items (i) through (x). Each of the above-mentioned documents must be completed and properly executed by or on behalf of the person or entity making the investment (the “Subscriber”) before a subscription will be accepted; provided that the Canadian Supplemental IQS is only required for persons resident in Canada, and the EEA, UK and Swiss Supplemental IQS is only required for persons resident in the EEA,1 UK or Switzerland.

In addition, please note that the Privacy Notice attached hereto as Exhibit G include (i) a Privacy Notice as required under the U.S. Federal Trade Commission’s “Privacy of Consumer Financial Information Rules” and Regulation S-P, (ii) a Privacy Notice Supplement for California Residents (the “California Privacy Notice”) and (iii) a Privacy Notice Supplement for the EU and the UK (the “EU-UK Privacy Notice”).

[1]

As used herein, “EEA” means the European Economic Area, consisting of Austria, Belgium, Bulgaria, Croatia, Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden.

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In addition to the contact information provided on the signature page to the Subscription Agreement, please complete the attached E-Consent Form and Contact Sheet or provide as an attachment the contact information for any additional contacts who should also receive some or all notices from Adams Street, e.g., for distribution notices and general correspondence as well as any procedures relating to the modification of wire instructions or contact persons.

Additionally, each Subscriber must submit a completed and properly executed Form W-9 (for U.S. persons) or applicable Form(s) W-8 (for non-U.S. persons) of the Internal Revenue Service, as appropriate (See “Taxpayer Identification Number and Certification” instructions below for additional details).2

Please direct any questions regarding the terms and provisions of this offering or regarding the subscription procedure to Lizzie Gomez of Adams Street Partners (lgomez@adamsstreetpartners.com).

[2]	Current forms can be obtained from www.irs.gov. See Exhibit J.

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GENERAL INSTRUCTIONS

1. Subscription Agreement. On the signature page to the Subscription Agreement fill in: (a) the date the Subscription Agreement was signed by or on behalf of the Subscriber, (b) the total amount of the Subscriber’s desired subscription, (c) the Subscriber’s contact information, (d) the Subscriber’s printed name, and (e) the Subscriber’s signature (or in the case of an authorized representative signing on behalf of an entity, such person’s signature and title as an authorized representative). The Subscription Agreement signature page does not need to be notarized. By returning an executed Subscription Agreement, the Subscriber authorizes the Company, and its agents or legal advisers to date and deliver this Subscription Agreement on the Subscriber’s behalf at closing.

2. Investor Qualification Statement. Forms of Investor Qualification Statements relating to Accredited Investor Status, U.S. Person Status and Plan Investor Representations are included in this Subscription Booklet, as well as the Canadian Supplemental IQS and the EEA, UK and Swiss Supplemental IQS.

(a)

Investor Qualification Statements. The forms of Investor Qualification Statements relating to Accredited Investor Status, U.S. Person Status and Plan Investor Representations, attached hereto as Exhibit A, B and C, respectively, must be completed by each Subscriber, including any Subscriber that is a natural person (i.e., an individual), a natural person investing through a revocable grantor trust, an individual retirement account or a self-directed employee benefit plan, or an entity that is a corporation, partnership, limited liability company, trust, retirement system or similar entity. In the event the Subscriber consists of more than one natural person subscribing as joint tenants or tenants in common (other than a married couple subscribing as joint tenants), each should complete a separate Investor Qualification Statements. If you are a married couple subscribing as joint tenants, only one Investor Qualification Statement is required.

(b)	Canadian Supplemental IQS. In addition to completing the Investor Qualification Statements, any Canadian Subscriber also must complete the Canadian Supplemental IQS attached hereto as Exhibit E.

(c)

EEA, UK and Swiss Supplemental IQS. In addition to completing the Investor Qualification Statements, any EEA, UK or Swiss Subscriber must also complete the EEA, UK and Swiss Supplemental IQS attached hereto as Exhibit F.

(d)

Signature Pages. On each applicable signature page fill in: (i) the date that the Investment Qualification Statement (or, as applicable, the Canadian Supplemental IQS or the EEA, UK and Swiss Supplemental IQS) was signed by (or on behalf of) the Subscriber, (ii) the Subscriber’s printed name and (iii) the Subscriber’s signature (or in the case of an authorized representative signing on behalf of a Subscriber that is not an individual, such representative’s signature and title as an authorized representative). These signature pages do not need to be notarized or witnessed.

3. Instruction for Attorneys-In-Fact Signing on behalf of a Subscriber. If any of the subscription documents included or referenced in this Subscription Booklet are executed for a Subscriber by its attorney-in-fact, a copy of the applicable power of attorney must be submitted together with the executed subscription documents. In addition, the signatory must clearly disclose any principal/agent relationship by indicating in the signature block that such party is signing as an agent (e.g., “(name of agent) as agent for (name of principal)”).

4. Taxpayer Identification Number and Certification. For purposes of this paragraph 4, “U.S. person” means (i) a U.S. citizen or resident, (ii) a partnership, corporation or limited liability company organized under U.S. law, (iii) a U.S. estate (or any other estate whose income from sources outside of the United States is subject to U.S. federal income tax regardless of the source) or (iv) a trust (A) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all of its substantial decisions or (B) if a valid election to be treated as a U.S. person is in effect with respect to such trust.

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(a)

U.S. Persons: Each Subscriber that is a “U.S. person” (as well as each beneficial owner of any amounts expected to be paid or allocated for U.S. federal income tax purposes to a Foreign Flow-Through Subscriber (a “Beneficial Owner”) if such Beneficial Owner is a U.S. person) must complete a Form W-9. For purposes of this paragraph 4, “Foreign Flow-Through Subscriber” means any Subscriber organized as a flow-through entity[3] that is not a “U.S. person.” These forms are necessary for the Company to comply with its tax filing obligations and to establish that the Subscriber or Beneficial Owner, as the case may be, is not subject to certain withholding tax obligations applicable to “non-U.S. persons.” A link to Form W-9 and its instructions, which can be obtained on the IRS website (www.irs.gov), is included in Exhibit J hereto. The completed form, if applicable, should be returned with the Subscriber’s Subscription Agreement. The completed forms should be returned with the Subscriber’s Subscription Agreement. Do not send them to the IRS.

(b)

Non-U.S. Persons: Subscribers and Beneficial Owners (as defined above) that are not “U.S. persons” are required to provide information about their status for withholding tax purposes on Form W-8BEN (for individual non-U.S. Beneficial Owners), Form W-8BEN-E (for certain non-U.S. Beneficial Owners that are entities), Form W-8IMY (for non-U.S. intermediaries, flow-through entities, and certain U.S. branches), Form W-8EXP (for non-U.S. governments, non-U.S. central banks of issue, non-U.S. tax-exempt organizations, non-U.S. private foundations, and governments of certain U.S. possessions), or Form W-8ECI (for non-“U.S. persons” receiving income that is effectively connected with the conduct of a trade or business in the United States), as more specifically described in the instructions accompanying those forms. A non-U.S. taxpayer required to provide Form W-8IMY may also be required to remit a withholding statement and withholding certificates (e.g., Forms W-8 and W-9) for the Beneficial Owners on whose behalf it is directly or indirectly acting. Any Subscriber or Beneficial Owner that is not a “U.S. person” must also provide a U.S. taxpayer identification number on the applicable Form W-8. Additionally, any Subscriber or Beneficial Owner that is not a “U.S. person” must provide on the applicable Form W-8 the taxpayer identification number, if any, issued to it by the jurisdiction in which such Subscriber or Beneficial Owner is a tax resident. Links to the various Forms W-8 and their instructions, which can be obtained on the IRS website (www.irs.gov), are included in Exhibit J hereto. The completed form(s), if applicable, should be returned with the Subscriber’s Subscription Agreement. Do not send them to the IRS.

5. Consent to Electronic Delivery. Each Subscriber must consent to receive U.S. Internal Revenue Service Form 1099-DIV (“Form 1099”) in respect of the Company, the Company’s Privacy Notice and other Company documentation and communications electronically via email, the Internet, and/or another electronic reporting medium in lieu of paper copies by completing the consent statement attached hereto as Exhibit I and following the instructions therein.

6. Privacy Notices.

(a)

Privacy Notice. The Privacy Notice, which is provided to the Subscriber as a result of the privacy notice and disclosure regulations promulgated under applicable U.S. federal law, explains the manner in which the Company collects, utilizes and maintains nonpublic personal information about each Subscriber.

[3]

A “flow-through entity” means a partnership, a limited liability company treated as a partnership for U.S. federal income tax purposes, a grantor trust (within the meaning of Sections 671-679 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)) or an S corporation (within the meaning of Code §1361).

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(b)

Privacy Notice Supplement for California Residents. The California Privacy Notice, which is provided to the Subscriber as a result of the California Consumer Privacy Act of 2018, as amended (the “CCPA”), supplements the Privacy Notice with respect to specific rights granted under the CCPA and explains the manner in which the Company and/or its affiliates collect and share the personal information of natural person California residents under the CCPA. This California Privacy Notice applies only to natural persons who are California residents and only to the extent the CCPA applies to the collection and sharing of personal information of such persons, as described in Section 10(t)(ii) of the Subscription Agreement.

(c)

EU-UK Privacy Notice. The EU-UK Privacy Notice, which is provided to the Subscriber as a result of the privacy notice and disclosure regulations promulgated under applicable law, explains the manner in which the Company collects, utilizes and/or transfers certain personal information about each Subscriber. The EU-UK Privacy Notice applies only to Subscribers who are natural persons, or who provide personal information on natural persons, and in each case to whom EU Data Protection Legislation (as defined in the EU-UK Privacy Notice) applies.

7. Contact Sheet. Please provide additional contact information for any of the Subscriber’s authorized business, financial, legal or tax representatives, as well as the types of information the Subscriber would like such representatives to receive; provided, that the Subscriber has granted such representatives the necessary authorization for such representatives to receive such information. See Exhibit H.

8. Anti-Money Laundering and Anti-Terrorism Financing Questionnaire. Each Subscriber must complete the required sections and provide the applicable information and documentation required in the AML Questionnaire included in this Subscription Booklet. The execution of the Subscription Agreement signature pages will constitute for all purpose the execution of the AML Questionnaire.

9. Supporting Documentation. Subscribers may be required, if requested by the Company, to furnish further certifications, documentation or information regarding the Subscriber or its direct or indirect beneficial owners or holders of interests as the Company deems necessary or advisable to verify any information provided by the Subscriber or to comply with any applicable law or regulation. The Subscriber shall provide such documentation as is reasonably requested by the Company for purposes of anti-money laundering and Know Your Customer (“KYC”) compliance.

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RETURNING SUBSCRIPTION MATERIALS FOR THE CLOSING

All subscription documents are to be executed and returned to the following e-mail address: AdamsStreet_RegAlts_INQ@statestreet.com.

Please complete, execute and return in its entirety each of the applicable documents referenced in items (i) through (x) of the Instructions for Subscribers.

The Company reserves the right at any time to accept or reject all or any portion of any subscription at one or more closings in its sole discretion. The Company also has the right to cease accepting subscriptions at any time without notice. If a Subscriber’s subscription is rejected, the Company will promptly return any funds provided by the Subscriber, without interest, by wire transfer to an account designated by the Subscriber.

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Name of Subscriber (Please Print or Type)

ADAMS STREET CREDIT SOLUTIONS FUND

SUBSCRIPTION AGREEMENT

THE SHARES (AS DEFINED BELOW) HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR OF ANY OTHER JURISDICTION. THE SHARES ARE BEING OFFERED AND SOLD (I) IN THE UNITED STATES TO “ACCREDITED INVESTORS” AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, AND (II) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S OR REGULATION D UNDER THE SECURITIES ACT AND OTHER SIMILAR EXEMPTIONS UNDER THE LAWS OF THE STATES AND JURISDICTIONS WHERE THE OFFERING WILL BE MADE. THERE IS CURRENTLY NO PUBLIC MARKET FOR THE SHARES AND THERE CAN BE NO ASSURANCE THAT SUCH MARKET WILL DEVELOP IN THE FUTURE. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THIS SUBSCRIPTION AGREEMENT AND UNLESS THE SHARES ARE REGISTERED UNDER THE SECURITIES ACT OR IN A TRANSACTION EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS THEREUNDER.

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY (AS DEFINED BELOW) AND THE TERMS OF THE OFFERING OF THE SHARES, INCLUDING THE MERITS AND RISKS INVOLVED. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Reference is made to the Confidential Private Placement Memorandum dated April 2026 (as amended, restated and/or supplemented from time to time, the “Memorandum”) relating to the offering of Class I common shares of beneficial interest, par value $0.01 per share (the “Shares”) of Adams Street Credit Solutions Fund, a Delaware statutory trust (the “Company”), the Company’s Declaration of Trust (the “Declaration of Trust”), the Company’s Bylaws (the “Bylaws”), the Investment Advisory Agreement (the “Advisory Agreement”) between the Company and Adams Street Advisors, LLC (the “Adviser”) and the Administration Agreement (the “Administration Agreement”) between the Company and the Adviser, as each may be amended, restated and/or supplement from time to time (such Memorandum, Declaration of Trust, Bylaws, Advisory Agreement and Administration Agreement collectively are referred to herein as the “Company Documents”).

1. Agreement of Subscriber to Become a Shareholder of the Company. Subject to the terms and conditions hereof, including the acceptance of this subscription agreement (this “Subscription Agreement”) by the Company, and in reliance upon the representations, warranties and covenants of the respective parties contained herein, the undersigned subscriber (the “Subscriber”) (a) irrevocably offers to subscribe for and agrees to purchase Shares for the total amount indicated on the signature page of this Subscription Agreement (or such lesser amount that is accepted by the Company), which shall become contractually binding upon acceptance by the Company, in its sole discretion, (b) agrees to be bound by the terms and provisions of this Subscription Agreement and the Company Documents and (c) agrees to be admitted as a shareholder of the Company (“Shareholder”). The minimum subscription is $10,000, although lesser amounts may be accepted in the sole discretion of the Adviser. The Company may waive this requirement at its sole discretion. The Subscriber hereby agrees that, in the event it is permitted by the Company to make an additional subscription to purchase Shares on a date after its initial subscription has been accepted, the Subscriber shall be required to enter into an agreement covering such additional subscription. Notice of the acceptance of a Subscriber’s subscription will be provided to the Subscriber. To the fullest extent not prohibited by law, if accepted by the Company, this Subscription Agreement may not be canceled, terminated or revoked by the Subscriber, except and only to the extent expressly provided for by applicable law in certain jurisdictions outside the United States. Unless otherwise defined herein, capitalized terms used in this Subscription Agreement will have the meanings ascribed to such terms in the Company Documents.

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2. Closings. The closing of the Subscriber’s subscription for the Shares (a “Closing”) shall take place on the date that this Subscription Agreement is first accepted in whole or in part by the Company. Prior to the Company’s acceptance of a subscription order, proceeds from sales of the Shares may be placed in a non-interest bearing account at State Street Bank and Trust Company, under the control of the Company’s transfer agent, until the Company accepts or rejects such subscription order. In accordance with Rule 15c2-4 under the Exchange Act, when the Company determines to accept or reject such subscription, such proceeds will be transmitted to the Company or returned to the Subscriber promptly, as applicable. Upon the Company’s acceptance of a Subscriber’s subscription, such proceeds will be transferred by the Company’s transfer agent into an account maintained by the Company’s custodian.

3. Rejection; Reduction. The Subscriber acknowledges that the subscription for the Shares contained herein may be rejected by the Company, or the amount that the Subscriber desires to invest in the Company may be reduced, in either case in the Company’s sole discretion at any time prior to the Closing. If the Subscriber’s subscription is rejected, the Subscriber shall be relieved of all further obligations under this Subscription Agreement, provided that Section 10(a) and (k) shall survive and continue to be binding on the Subscriber and the Subscriber shall, at the request of the Company, return all Company Documents provided to the Subscriber or certify as to their destruction. If the amount the Subscriber desires to invest in the Company is not accepted in full by the Company, the Company may accept, in its sole discretion, all or any portion of such amount not accepted at one or more subsequent Closings.

4. Non-Exchange Traded, Perpetual-Life Business Development Company. The Company will elect to be treated as a business development company (“BDC”) under the Investment Company Act. The Company intends to be a non-exchange traded, “perpetual-life BDC”. As a “perpetual-life BDC”, the Company’s Shares will not be listed for trading on a stock exchange or any other securities market. As a perpetual-life BDC, the Company will be an investment vehicle of indefinite duration that does not intend to complete a liquidity event within any specific time period, if at all, and whose Shares are intended to be sold by the Company on an ongoing basis at a price equal to the Company’s then-current monthly net asset value per Share. In the sole discretion of the Board of Trustees of the Company, and beginning no later than the second full calendar quarter after the filing of the Company’s election to be regulated as a BDC under the Investment Company Act, as more fully set forth in the Memorandum, the Company intends to commence a share repurchase program in which it intends to repurchase up to 5% of its Shares outstanding (either by number of Shares or aggregate net asset value) in each quarter. Aside from the potential for limited liquidity offered by quarterly Share repurchases, Subscribers generally should not expect to be able to sell their Shares regardless of how well the Company performs. Subject to the receipt of appropriate Shareholder approvals, the Company may offer alternative liquidity options to its Shareholders.

5. Distribution Reinvestment Plan. The Company has adopted an “opt out” distribution reinvestment plan that will provide for reinvestment of the Company’s distributions on behalf of Shareholders, unless a Shareholder elects to receive cash distributions. An option to opt out of the distribution reinvestment plan is included on the signature page hereto. If the Board of Trustees authorizes, and the Company declares, a cash dividend or other distribution, then Shareholders who do not “opt out” of the Company’s distribution reinvestment plan, will have their cash distributions automatically reinvested in additional Shares, rather than receiving cash distributions.

6. Limitations on Transfer. The Subscriber may not directly, indirectly or synthetically sell, assign, transfer, pledge or otherwise convey, encumber or dispose (a “Transfer”) its Shares without the prior written consent of the Adviser, which be granted or withheld in the sole discretion of the Adviser. Prior to a listing of the Shares on a national securities exchange, if any, Subscribers may not Transfer Shares unless the Transfer is made in compliance with applicable federal securities laws and the transfer restrictions set forth in Annex 1 hereto. The Subscriber further agrees that hedging transactions in the Shares may not be conducted except in compliance with the Securities Act.

7. Additional Shares. The Subscriber shall receive, at the end of the quarter in which Subscriber becomes a Shareholder, a number of additional Shares (the “Additional Shares”), if the Subscriber is not a Defaulting Subscriber as of the date of issuance of such Shares. So long as Subscriber is a non-

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Defaulting Subscriber, such Additional Shares will either (i) be transferred to the Subscriber by the Adviser and/or its affiliates that then own such Shares, or (ii) be newly issued to the Subscriber by the Company, with the purchase price of such Additional Shares to be contributed by the Adviser and/or its affiliates from their own resources. The Subscriber acknowledges that the receipt of such Additional Shares may adjust the Subscriber’s tax basis in the Shares on a per-Share basis or constitute taxable income depending upon the Subscriber’s circumstances. The Subscriber is urged to consult its tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements, associated with an investment in Shares and receipt of Additional Shares.

8. Investor Qualification Statement and Tax Forms. The Subscriber represents, warrants and agrees that all of the statements, answers, information and, as applicable, covenants in the Investor Qualification Statements that the Subscriber has completed (together with all similar and/or related statements (e.g., the Canadian Supplemental IQS or the EEA, UK and Swiss Supplemental IQS, if applicable) and/or agreements required to be completed with respect to the Subscriber’s subscription (e.g., by certain direct or indirect owners or control persons or entities), the “Investor Qualification Statement”) and each Form W-9, Form W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP, and/or Form W-8ECI (collectively, the “Tax Forms”), including any portion of the Investor Qualification Statement and/or Tax Forms that is submitted electronically and/or updated by or on behalf of the Subscriber after the Subscriber’s initial submission of this Subscription Agreement, are true and correct as of the date hereof, will be true and correct as of the date and/or dates of the acceptance of this subscription and, as of each such date, do not and will not omit to state any material fact necessary in order to make the statements contained therein not misleading. The representations, warranties and covenants provided by the Subscriber in the Investor Qualification Statement are hereby incorporated by reference as if set out herein in full.

9. Consent to Electronic Delivery of Form 1099. The Subscriber (a) consents to receive Forms 1099 in respect of the Company, the Company’s Privacy Notice and other Company documentation and communications electronically via email, the Internet, and/or another electronic reporting medium in lieu of paper copies and (b) agrees that, upon notification, will access the consent document attached hereto as Exhibit I and follow the instructions contained therein.

10. Representations, Warranties and Covenants of the Subscriber. In connection with the Subscriber’s agreement to subscribe for Shares, the Subscriber represents, warrants and covenants to the Company as of the date hereof and through and including each date that this Subscription Agreement is accepted in whole or in part by the Company as follows:

(a)	Authorization.

(i)

If the Subscriber is a natural person or if beneficial ownership of the Subscriber is held by an individual through a revocable grantor trust or an individual retirement account, the Subscriber or the Subscriber’s beneficial owner is at least twenty-one (21) years old and it is within the Subscriber’s right, power and capacity to complete, execute and submit this Subscription Agreement, the Tax Forms, the Investor Qualification Statement, the AML Questionnaire and all agreements contemplated hereby and thereby, to invest in the Company as contemplated by, and in accordance with, this Subscription Agreement and the Company Documents. If the Subscriber lives in a community property state in the United States, either (A) the source of the Subscriber’s subscription will be the Subscriber’s separate property and the Subscriber will hold the Shares as separate property, or (B) the Subscriber alone has the authority to bind the community property of his or her marital estate with respect to this Subscription Agreement, the Tax Forms, the Investor Qualification Statement, the AML Questionnaire and all agreements contemplated hereby and thereby.

(ii)

If the Subscriber is a corporation, limited liability company, partnership, trust, retirement system or other entity, the Subscriber is duly organized, formed or incorporated, as the case may be, and the Subscriber is authorized, empowered and qualified to complete, execute and submit, as applicable, this Subscription Agreement, the Tax Forms, the Investor Qualification Statement, the AML Questionnaire and all agreements and documents

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contemplated hereby and thereby to invest in the Company and to fund its subscription as contemplated by, and in accordance with, this Subscription Agreement and the Company Documents. The individual completing, signing and submitting, as applicable, this Subscription Agreement, the Tax Forms, the Investor Qualification Statement, the AML Questionnaire and all agreements and documents contemplated hereby and thereby on the Subscriber’s behalf has been duly authorized to do so.

(b)

Execution; Binding Obligation. Each of this Subscription Agreement, the Investor Qualification Statement, the AML Questionnaire, the Tax Forms and all other documents or agreements executed or completed and delivered by the Subscriber in connection herewith (each, a “Subscription Document,” and collectively, the “Subscription Documents”) is a valid and binding agreement or instrument, as applicable, enforceable against the Subscriber in accordance with its terms. The Subscriber understands that, upon acceptance by the Company and except as explicitly provided for by law in certain jurisdictions outside the United States, the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement or any of the powers conferred herein. The Subscriber represents and warrants that this Subscription Agreement (including all documents and forms incorporated by reference herein, including the power of attorney granted herein) has been executed by it in compliance with the laws of the state or jurisdiction in which this Subscription Agreement was executed and to which the Subscriber is subject. The Subscriber hereby covenants and agrees on behalf of itself and its successors and assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish and deliver such other instruments, documents and statements and to take such other actions as the Company may determine to be necessary or appropriate to effectuate and carry out the purposes of any Subscription Document.

(c)

No Conflict. The execution and delivery of and/or adherence to, as applicable, the Subscription Documents by or on behalf of the Subscriber, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations under the Subscription Documents will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or any U.S. or non-U.S. permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Subscriber or the Subscriber’s business or properties.

(d)

BDC Election. The Subscriber understands that the Company intends to file an election to be treated as a BDC under the Investment Company Act and intends to elect, to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Company as required under U.S. Treasury Regulation §1.852-6 and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, it understands that it shall be required to include additional information on its U.S. federal income tax return as provided in U.S. Treasury Regulation §1.852-7.

(e)

Offering Materials and Other Information. The Subscriber has a pre-existing and substantive personal or business relationship with the Adviser and/or any of its principals, agents or Affiliates. The Subscriber has received and read a copy of the Memorandum, this Subscription Agreement and a copy of all other Company Documents provided to the Subscriber before the Company’s initial acceptance of any of the Subscriber’s subscription amount (collectively, the “Offering Materials”), and the Subscriber has relied on nothing other than the Offering Materials in deciding whether to make an investment in the Company. In addition, the Subscriber acknowledges that the Subscriber has been given the opportunity to (i) ask questions and receive satisfactory answers concerning the terms and conditions of the offering, (ii) perform its own independent investigations and (iii) obtain additional information in order to evaluate the merits and risks of an investment in the Company and to verify the accuracy of the information contained in the Offering Materials. No statement, printed material or other information that is contrary to the information contained in the Offering Materials has been given or made by or on behalf of the Adviser and/or the Company to the Subscriber. The Subscriber has consulted to the extent deemed appropriate by the Subscriber with

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the Subscriber’s own advisers as to the financial, tax, legal, accounting, regulatory and related matters concerning an investment in the Shares and on that basis understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in the Shares, and believes that an investment in the Shares is suitable and appropriate for the Subscriber based on its independent investigation of the Company and the offering of Shares. The Subscriber acknowledges and agrees that to the extent the Adviser posts amendments, updates or other modifications to any Company Document to Adams Street’s investor portal or dataroom at least two (2) business days prior to the Closing at which the Subscriber is admitted to the Company, the Subscriber shall be deemed to have been provided by Adams Street the opportunity to access and examine such revised Company Document, and revoke its subscription prior to such Closing.

(f)

Final Form. The Subscriber understands that its investment in the Company will be subject to the terms and conditions of this Subscription Agreement and the other Company Documents in such final forms as shall be executed by the parties thereto and as the same may be amended from time to time in accordance with their respective terms. The Subscriber further understands and acknowledges that certain of the terms and conditions of the Company and the Shares set forth in any summary of principal terms and conditions, summaries of certain terms provided by the Company or the Adviser and/or earlier drafts of the Company Documents may have been modified (and such documents may not be updated to reflect such modifications) and, as modified, will be reflected in the final form of the Company Documents.

(g)

Securities Laws. The Subscriber first received the Company Documents and learned of the Company in the jurisdiction listed as the address of the Subscriber set forth on the Subscriber’s signature page hereto. If such jurisdiction is a state within the United States, the Subscriber intends that the state securities laws of such state alone shall govern this transaction. If the Subscriber is not a resident of the United States, the Subscriber represents that to the best of its knowledge, no filing or registration with or approval by the relevant governmental authorities or self-regulatory organizations in such jurisdiction is required in connection with the offer and sale of Shares to the Subscriber. The Subscriber is, with respect to the Company, one person within the meaning of Rule 12g5-1 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless the Subscriber shall have otherwise indicated in writing and submitted such to the Company along with this Subscription Agreement. The Subscriber’s form of holding Shares (and any other interest in the Company) is not used primarily to circumvent the provisions of Section 12(g) or Section 15(d) of the Exchange Act.

(h)

No Registration of Shares. The Subscriber understands that the Shares have not been, and will not be, registered under the Securities Act, or any state or non-U.S. securities laws, and are being offered and sold in reliance upon U.S. federal, state and applicable non-U.S. exemptions from registration requirements for transactions not involving a public offering. The Subscriber recognizes that reliance upon such exemptions is based in part upon the representations of the Subscriber contained in the Subscription Documents. The Subscriber represents and warrants that the Shares will be acquired by the Subscriber solely for the account of the Subscriber, for investment purposes only and not with a view to the distribution thereof. The Subscriber represents and warrants that the Subscriber is (i) a sophisticated investor with the knowledge and experience in business and financial matters to enable the Subscriber to evaluate the merits and risks of an investment in the Company, (ii) able to bear the economic risk and lack of liquidity of an investment in the Company and (iii) able to bear the risk of loss of its entire investment in the Company. The Subscriber’s subscription, together with the Subscriber’s other investments that are not readily marketable, is not disproportionate to the Subscriber’s net worth.

(i)

Purchaser Representative. If the Subscriber has utilized a purchaser representative, the Subscriber has previously given the Company notice in writing of such fact, specifying that such representative would be acting as the Subscriber’s “purchaser representative” as defined in Rule 501(i) of Regulation D under the Securities Act.

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(j)

Accredited Investor and U.S. Person Status. If the Subscriber is a “U.S. Person” (as that term is defined in Rule 902 promulgated under the Securities Act), one or more of the categories set forth in Exhibit A hereto correctly and in all respects describes the Subscriber, and, as to accredited investor status, the Subscriber or its authorized representative has so indicated by checking the box adjacent to a category on Exhibit A. If the Subscriber is not a “U.S. Person” under the Securities Act, the Subscriber represents, warrants and covenants that (A) the Subscriber is not subscribing for Shares for the account or benefit of any person that is a “U.S. Person” under the Securities Act, (B) the offer and sale of Shares to the Subscriber constitute an “Offshore Transaction,” as that term is defined in Rule 902 and/or has been made in conformity with Regulation D under the Securities Act and (C) the Subscriber will resell the Shares, in whole or in part, only (1) in accordance with the provisions of applicable non-U.S. securities laws and regulations, applicable state securities laws and regulations and the Company Documents and (2) in accordance with the provisions of Regulation S (Rules 901 through 905) promulgated under the Securities Act and the “Preliminary Notes” (as that term is defined in Regulation S), pursuant to a registration under the Securities Act or pursuant to another available exemption from registration under the Securities Act.

(k)

Rule 506(d) of Regulation D. The Subscriber[1] has not been subject to any event specified in Rule 506(d)(1) of the Securities Act or any proceeding or event that could result in any such disqualifying event (“Disqualifying Event”) that would either require disclosure under the provisions of Rule 506(e) of the Securities Act or result in disqualification under Rule 506(d)(1) of the Company’s use of the Rule 506 exemption. The Subscriber will immediately notify the Company in writing if the Subscriber becomes subject to a Disqualifying Event at any date after the date hereof. In the event that the Subscriber becomes subject to a Disqualifying Event at any date after the date hereof the Subscriber agrees and covenants to use its best efforts to coordinate with the Company to (i) provide documentation as reasonably requested by the Company related to any such Disqualifying Event and (ii) implement a remedy to address the Subscriber’s changed circumstances such that the changed circumstances will not affect in any way the Company’s ongoing and/or future reliance on the Rule 506 exemption under the Securities Act. The Subscriber acknowledges that, at the discretion of the Company, such remedies may include the waiver of all or a portion of the Subscriber’s voting power in the Company and/or the Subscriber’s withdrawal from the Company through the transfer or sale of its Shares. The Subscriber also acknowledges that the Company may periodically request assurance that the Subscriber has not become subject to a Disqualifying Event at any date after the date hereof, and the Subscriber further acknowledges and agrees that the Company shall understand and deem the failure by the Subscriber to respond in writing to such requests to be an affirmation and restatement of the representations, warranties and covenants in this Section 10(k).

(l)

Acknowledgement of Risks; Restrictions on Transfer. The Subscriber recognizes that: (i) an investment in the Company involves certain risks, (ii) the Shares will be subject to certain restrictions on transferability as described in this Subscription Agreement and the Company Documents, and (iii) as a result of the foregoing, the marketability of the Shares will be severely limited. The Subscriber agrees that it will not transfer, sell, assign, convey, pledge, encumber, mortgage, divide, hypothecate or otherwise dispose of all or any portion of the Shares directly, indirectly or synthetically in any manner that would violate this Subscription Agreement or the Company Documents, the Securities Act or any U.S. federal or state or non-U.S. securities laws.

[1]

For the purposes of Section 10(k), references to the “Subscriber” shall include any Person whose interest in, or relationship to, the Subscriber is deemed to make such Person a beneficial owner of the Company’s voting securities under Exchange Act Rule 13d-3 and within the meaning of Rule 506(d). Under Rule 13d-3, a Person is a beneficial owner of a security if, for among other reasons, such Person directly or indirectly has or shares (a) the power to vote or to direct the voting of such security and/or (b) the power to dispose of or direct the disposition of such security.

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(m)

Additional Investment Risks. The Subscriber is aware that: (i) the Company has a limited financial and operating history, (ii) investment returns, if any, set forth in the Memorandum or in any supplemental letters or materials thereto, particularly with respect to certain other Adams Street funds, which have different investment focuses and strategies than the Company, are not necessarily comparable to or indicative of the returns, if any, that may be achieved on investments made by, or in, the Company, (iii) the Adviser will receive substantial compensation in connection with the management of the Company, and (iv) no U.S. federal, state or local or non-U.S. agency, governmental authority or other person has passed upon the Shares or made any finding or determination as to the fairness of this investment.

(n)

No Reliance; No Public Solicitation of Subscriber. The Subscriber has not relied on the Company, the Adviser, their affiliates, or their respective partners, members, shareholders, officers, directors or trustees (as the case may be) or employees, as applicable, or any agent or representative of any of them (including their respective legal counsel) for investment advice with respect to an investment in the Company. The Subscriber is not relying upon any representation, warranty or agreement by the Company, the Adviser, their affiliates, or their respective partners, members, shareholders, officers, directors or trustees (as the case may be) or employees, as applicable, or any agent or representative of any of them (including their respective legal counsel), written or otherwise, in determining to invest in the Company. The Subscriber confirms that it is not subscribing for any Shares as a result of any form of general solicitation or general advertising, including (i) any advertisement, article, notice or other communications published in any newspaper, magazine or similar media (including any internet site that is not password protected) or broadcast over television or radio or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(o)

Benefit Plan Investor Status of Subscriber. The Subscriber represents and warrants that, except as disclosed by the Subscriber to the Company in the Investor Qualification Statement, the Subscriber is not (i) an “employee benefit plan” that is subject to Title I of ERISA, (ii) an individual retirement account or annuity or other “plan” that is subject to Code §4975, or (iii) a fund of funds, an insurance company separate account or an insurance company general account or another entity or account (such as a group trust), in each case whose underlying assets are deemed under the U.S. Department of Labor regulation codified at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA or 29 C.F.R. § 2550.401c-1, to include “plan assets” of any “employee benefit plan” subject to ERISA or “plan” subject to Code §4975 (each of clause (i) through (iii), a “Benefit Plan Investor”). If the Subscriber has indicated in the Investor Qualification Statement that it is not a Benefit Plan Investor, it represents, warrants and covenants that it shall not become a Benefit Plan Investor for so long as it holds any Shares. If the Subscriber is (x) a Benefit Plan Investor or (y) a governmental plan or other retirement arrangement (collectively with Benefit Plan Investors, “Plans”), the Subscriber makes the following representations, warranties and covenants:

(A)

The Plan’s decision to invest in the Company was made on an arm’s-length basis by duly authorized fiduciaries in accordance with the Plan’s governing documents, which fiduciaries (each, a “Plan Fiduciary”) (I) are independent of the Company, the Adviser, and their respective affiliates, (II) are capable of evaluating investment risks and exercising independent judgment with regard to the Plan’s prospective investment in the Company and (III) are fiduciaries under ERISA and/or the Code or any other U.S. federal, state or local or non-U.S. law substantially similar to ERISA or Code §4975 (“Similar Law”), as applicable, with respect to the decision to invest in the Company.

(B)

None of the Company, the Adviser, or any of their respective affiliates has undertaken to provide any advice, or recommendation to any Plan Fiduciary, including in a fiduciary capacity, and no such advice nor any such recommendation was relied upon by any Plan Fiduciaries in deciding to invest in the Company. Such Plan Fiduciaries have considered any fiduciary duties or other obligations arising under ERISA, Code §4975 and any other Similar Law, including any regulations, rules and procedures issued thereunder and related judicial interpretations, in determining to invest in the Company, and such Plan Fiduciaries have independently determined that an investment in the Company is consistent with such fiduciary duties and other obligations.

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(C)

No discretionary authority or control was exercised by the Company, the Adviser, or any of their respective affiliates in connection with the Plan’s investment in the Company. No investment advice was provided to the Plan or the Plan Fiduciary by the Company, the Adviser, or their respective affiliates, including any advice based upon the Plan’s investment policies or strategies, overall portfolio composition or diversification with respect to its investment in the Company.

(D)

The Subscriber acknowledges and agrees that the Company does not intend to hold plan assets of the Plan and that none of the Company, the Adviser, or any of their respective affiliates will act as a fiduciary to the Plan under ERISA, the Code or any Similar Law with respect to the Subscriber’s purchase or retention of Shares in the Company or the management or operation of the Company.

(E)

Assuming the assets of the Company are not “plan assets” within the meaning of Section 3(42) of ERISA, the Subscriber’s acquisition and holding of Shares will not constitute or result in a non-exempt “prohibited transaction” under ERISA or Code §4975 or a violation of any Similar Law.

(F)

The information provided in Exhibit C of the Investor Qualification Statement is true and accurate as of the date hereof; such information will remain true and accurate for so long as the Subscriber holds Shares in the Company; and the Subscriber agrees to notify the Company immediately if it has any reason to believe that it is or may be in breach of the foregoing representation and covenant.

(G)

The investment by the Subscriber and the transactions entered into by the Company do not violate any provision of ERISA or the Code, or any other legal or regulatory requirement applicable to the Subscriber, including, without limitation, those provisions relating to “prohibited transactions” by a “party-in-interest” (as defined under ERISA) or “disqualified person” (as defined in Section 4975 of the Code).

(H)

The Subscriber will promptly provide to the Adviser such information as the Adviser may from time to time reasonably request for purposes of determining whether the assets of any Program Entity are “plan assets” and to permit the Adviser to comply with ERISA, the Code and other applicable laws, and undertakes to advise the Adviser promptly of any change in circumstances which causes any of such information to be inaccurate or incomplete.

(p)

FOIA Subscribers. If the Subscriber is subject to the Freedom of Information Act, as amended (a “FOIA Subscriber”), the Subscriber has so indicated by checking the appropriate box on the signature page hereto. The Subscriber agrees that it shall promptly notify the Company if it becomes a FOIA Subscriber at any time subsequent to the date hereof. “FOIA Subscriber” shall mean any Subscriber that is: (i) an entity that is directly or indirectly subject to either Section 552(a) of Title 5, United States Code (commonly known as the “Freedom of Information Act”) or any similar U.S. or non-U.S. federal, state, county or municipal public disclosure law; (ii) an entity that is subject, by regulation, contract or otherwise, to disclose Company information to a U.S. or non-U.S. trading exchange or other market where interests in such entity are sold or traded; (iii) a pension fund or retirement system for a U.S. or non-U.S. government entity; (iv) an entity who, by virtue of such person’s (or any of its affiliate’s) current or proposed involvement in government office, is required to or will likely be required to disclose Company information to a U.S. or non-U.S. governmental body, agency or committee (including any disclosures required in accordance with the Ethics in Government Act of 1978, as amended, and/or any rules and regulations of any executive, legislative or judiciary organization); (v) an agent, nominee, fiduciary, custodian or trustee for any person

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described in clauses (i) through (iv) above or (vi) below where Company information provided to or disclosed to such agent, nominee, fiduciary, custodian or trustee could at any time become available to such person described in clauses (i) through (iv) above or (vi) below; or (vi) an investor that is itself an investment fund or other entity that has any entity described in clauses (i) through (iv) above as a partner, member or other beneficial owner where Company information provided to or disclosed to such Subscriber could at any time become available to such partner, member or other beneficial owner.

(q)

BHC Subscriber. If the Subscriber is BHC Subscriber (as defined below), the Subscriber has so indicated by checking the appropriate box on the signature page hereto. A “BHC Subscriber” is defined as a Subscriber that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

(r)

Nominees and Custodians; Trustees; Non-U.S. Entities. If the undersigned is acting as a nominee or custodian for another person, entity, organization or governmental agency in connection with the purchase and holding of the Shares, the undersigned has so indicated on the signature page hereto. The representations and warranties contained in this Subscription Documents and any other documents provided to the Company in connection with the Subscriber’s investment in the Company regarding the Subscriber are true and accurate with regard to the person, entity, organization or governmental agency for which the undersigned is acting as nominee or custodian. Without limiting the generality of the foregoing, the representations and warranties regarding the status of the Subscriber in the Exhibits hereto are true with respect to, and accurately describe, the person, entity, organization or governmental agency for which the undersigned is acting as nominee or custodian and the undersigned nominee or custodian has the full power and authority to make such representations on behalf of and execute binding agreements enforceable against such person, entity, organization or governmental agency. The person, entity, organization or governmental agency for which the undersigned is acting as nominee or custodian will not Transfer, withdraw and redeem or otherwise dispose of or distribute any part of its economic or beneficial interest in (or any other rights with respect to) the Shares without complying with applicable securities laws and all of the applicable provisions of the Company Documents as if such person, entity, organization or governmental agency were a direct shareholder of the Company and were transferring directly Shares. If the undersigned is acting as nominee or custodian for another person, entity, organization or governmental agency, the undersigned agrees to provide such other information as the Company may reasonably request regarding the undersigned and the person, entity, organization or governmental agency for which the undersigned is acting as nominee or custodian in order to determine the eligibility of the Subscriber to purchase the Shares and the identity of the person for which the undersigned is acting as a nominee or custodian. If the undersigned is a trustee of a trust, all of the representations and warranties contained in the Subscription Documents and any other documents provided to the Company or the Adviser in connection with the Subscriber’s investment in the Company are true with respect to such trust, such trustee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the representations in Section 10(a) and (c) with respect to the power and authority of, and lack of conflicts with, the governing documents of and other applicable agreements and laws binding upon the Subscriber, are made both by the Subscriber and such trustee, this Subscription Agreement has been duly executed on behalf of the Subscriber by such trustee, is binding against such trustee in such capacity and such trustee has obtained all necessary consents. If the undersigned is a non-U.S. entity without separate legal personality under the laws of the jurisdiction of its formation (such as a Cayman Islands exempted limited partnership or a limited partnership formed under the laws of Guernsey, Jersey or England and Wales), the representations and warranties regarding the Subscriber in Section 10 and any other documents provided to the Adviser or the Company in connection with the Subscriber’s investment in the Company are made

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on behalf of and regarding such non-U.S. entity by the person or entity (such as its general partner) that has the power and authority to act on behalf of or in trust of such non-U.S. entity and the representations in Section 10(a) and (c) with respect to the power and authority of, and lack of conflicts with, the governing documents of and other applicable agreements and laws binding upon the Subscriber, are made by such applicable person or entity that has the power and authority to act on behalf of or in trust of such non-U.S. entity, both on behalf of itself and on behalf of and regarding such non-U.S. entity, this Subscription Agreement has been duly executed on behalf of such non-U.S. entity by such person or entity, is binding against such person or entity in such capacity and such person or entity has obtained all necessary consents.

(s)	Anti-Money Laundering, Economic Sanctions, Anti-Bribery and Anti-Boycott Matters.

(i)

The Subscriber acknowledges that the Company seeks to comply with all applicable anti-money laundering, economic sanctions, anti-bribery and anti-boycott laws and regulations. In furtherance of these efforts, the Subscriber represents, warrants and agrees that: (A) none of the Subscriber, its affiliates, its beneficial owners/controllers or authorized persons (such Persons, other than the Subscriber, “Related Persons”) are or have been the target of economic or financial sanctions imposed, administered, or enforced by the U.S. federal government, including the U.S. Department of the Treasury Office of Foreign Assets Control, U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council, the European Union or the United Kingdom (collectively, “Sanctions,” and any person that is either the subject of such Sanctions or directly or indirectly 50% or more owned or controlled by one or more persons that are the subject of such Sanctions, a “Sanctioned Person”), (B) no subscription, contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company or the Adviser to be in violation of any applicable U.S. federal or state or non-U.S. laws or regulations, including anti-money laundering, Sanctions, anti-bribery or anti-boycott laws or regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (U.S.A PATRIOT ACT) Act of 2001, the various statutes, regulations and Executive Orders administered by OFAC and the U.S. Foreign Corrupt Practices Act, (C) all capital contributions or payments to the Company by the Subscriber will be made through an account located in a jurisdiction that does not appear on the list of boycotting countries published by the U.S. Department of Treasury pursuant to Code §999(a)(3), as in effect at the time of such contribution or payment, (D) neither the Subscriber nor any Related Persons are or have engaged, or will engage, or are owned or controlled by any party that is or has engaged, or will engage, in activities that could result in being designated a Sanctioned Person or on any list of restricted parties maintained by the U.S. federal government and (E) the Subscriber otherwise will not engage in any business or other activities that could cause the Company to be in violation of applicable anti-money laundering, anti-terrorist financing, Sanctions, anti-bribery or anti-boycott laws or regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the Company Documents, any side letter or any other agreement, to the extent required by or deemed advisable by the Company under any anti-money laundering, Sanctions, anti-bribery or anti-boycott law or regulation, the Company and the Adviser may freeze the Subscriber’s interest, prohibit additional capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Shares, and the Subscriber shall have no claim, and shall not pursue any claim, against the Company, the Adviser or any other Person in connection therewith.

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(ii)

The Subscriber represents and warrants that none of the Subscriber, or to the best of its knowledge after due and reasonable inquiry, any Related Person or any person for whom the Subscriber is acting as agent or nominee in connection with this subscription is a senior political figure,[2] or any immediate family member[3] or close associate[4] of a senior political figure (any such person, a “Politically Exposed Person”). The Subscriber represents and warrants that to the extent the Subscriber has any beneficial owners, it has carried out thorough due diligence to establish the identities of such beneficial owners. The Subscriber reasonably believes upon due inquiry that no such beneficial owner is or has been a Sanctioned Person, and that no funds contributed to the Company or otherwise transferred or conveyed pursuant to this Subscription Agreement are derived directly or indirectly from a Sanctioned Person. The Subscriber represents, warrants and agrees that it holds the evidence of identities of all beneficial owners and will maintain all such evidence for at least five (5) years from the date of a complete withdrawal from the Company.

(iii)

If the Subscriber is a non-U.S. banking institution (a “Non-U.S. Bank”) or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Non-U.S. Bank, the Subscriber represents and warrants to the Company and Adviser that such Non-U.S. Bank:

(A)	has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities;

(B)	employs one or more individuals on a full-time basis;

(C)	maintains operating records related to its banking activities;

(D)	is subject to inspection by the banking authority that licensed the Non-U.S. Bank to conduct banking activities; and

(E)	does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(t)	Privacy Notices.

(i)

If the Subscriber is a natural person (or an entity that is an “alter ego” of a natural person (e.g., a revocable grantor trust, an individual retirement account, such as a 401(k)/IRA Investor or an estate planning vehicle)), the Subscriber acknowledges the receipt, and reading, of the notice, attached hereto, regarding privacy of financial information under Regulation S-P, 17 C.F.R. 248.1-248.30 (“Regulation S-P”), adopted by the U.S. Securities and Exchange Commission (the “SEC”) and agrees that the Shares are a financial product that the Subscriber has requested and authorized. In accordance with Section 14 of Regulation S-P, the Subscriber acknowledges and agrees that the Company may disclose non-public personal information of the Subscriber to the other investors, as well as to the Company’s accountants, attorneys and other service providers as necessary to effect, administer and enforce the Company’s and the investors’ rights and obligations.

[2]

A “senior political figure” is defined as a current or former senior official in the executive, legislative, administrative, military or judicial branches of the U.S. government (whether elected or not), a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major U.S. or non-U.S. political party or a current or former senior executive of a U.S. or non-U.S. government-owned commercial enterprise or a current or former senior official in a non-U.S. international organization. For purposes of this definition, (i) a “senior official” or “senior executive” means an individual with substantial authority over policy, operations or the use of government-owned resources and (ii) a “senior political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior political figure as described above.

[3]	An “immediate family member” of a senior political figure means spouses, parents, siblings, children or a spouse’s parents and siblings.
[4]

A “close associate” of a senior political figure means a person who is widely and publicly known (or is actually known) to be a close associate of a senior political figure, or any natural person who is known to hold the ownership or control of a legal instrument or person jointly with a senior political figure, or who maintains some other kind of close business or personal relationship with a senior political figure, or who holds the ownership or control of a legal instrument or person which is known to have been established to the benefit of a senior political figure.

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(ii)

If the California Consumer Privacy Act of 2018, as amended, applies to the collection and sharing of personal information of the Subscriber or its partners, officers, directors, trustees, employees, shareholders, members, managers, ultimate beneficial owners, or affiliates by the Company and/or its affiliates, the Subscriber acknowledges that it has read and understood the Privacy Notice Supplement for California Resident.

(u)

EU-UK Data Protection Legislation. The Subscriber acknowledges that it has read and understood the European Union and United Kingdom Privacy Notice attached hereto as Part B to “Privacy Notices” (the “EU-UK Privacy Notice”), the contents of which shall be deemed to be incorporated herein by reference in its entirety. In particular, if personal data is provided by anyone other than a natural person (e.g., a partnership, trust, corporation or other entity), the Subscriber hereby undertakes, represents and warrants that:

(i)	all such personal data has been collected, processed and transferred in accordance with EU-UK Data Protection Legislation (as defined in the EU-UK Privacy Notice);

(ii)	such personal data is and will be adequate, relevant, limited to what is necessary for the purposes described in the EU-UK Privacy Notice, and is accurate and up to date; and

(iii)

the data subjects of such personal data have been made aware of the purposes for, and manner in, which such personal data will be processed (as set out in the EU-UK Privacy Notice) and, where required by EU-UK Data Protection Legislation, have consented in writing to such processing, including the transfer of personal data to Non-Equivalent Countries (as defined in the EU-UK Privacy Notice).

(v)

Confidentiality. The Subscriber acknowledges that the Memorandum, the Company Documents and other information relating to the Company (collectively, the “Confidential Information”) have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld in the sole discretion of the Company), the Subscriber shall not (a) reproduce the Confidential Information, in whole or in part, or (b) disclose the Confidential Information to any person, except to the extent (i) such information is in the public domain (other than as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) or (ii) such information is required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 10(v), and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 10(v), then the Subscriber shall disclose only that portion of such information that the Subscriber is advised by counsel is legally required to be disclosure and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Subscriber further agrees to return the Memorandum, the Company Documents and any other information relating to the Company upon the Company’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 10(v) by the Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

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The Subscriber hereby represents and warrants that, except as previously disclosed to the Company in writing, (A) it is not subject to any law, statute, governmental rule or regulation or judicial or governmental order, judgment or decree requiring it to disclose any information or materials (whether or not confidential information) relating to the Company and (B) it is not required by any law, statute, governmental rule or regulation or judicial or governmental order, judgment or decree or any agreement or contract to obtain any consent or approval prior to agreeing to be bound by the provisions of this Section 10(v). The Subscriber hereby represents and warrants that except as previously disclosed in writing to the Company, it has taken all actions and obtained all consents necessary to enable it to comply with the provisions of this Section 10(v). The Subscriber hereby agrees that it will not use any Confidential Information it receives for any purpose other than monitoring and evaluating its investment in the Company. Any information provided to a Person at the direction or request of the Subscriber shall be treated for purposes, in this Subscription Agreement, and in the Company Documents, as instead having been provided to such Person by the Subscriber, and such deemed disclosure by the Subscriber shall be subject to all of the limitations and other provisions in this Subscription Agreement and in the Company Documents relating to confidential information.

Notwithstanding the forgoing, the Company consents to the Subscriber sharing any Confidential Information at the Subscriber’s discretion (without prior notice to the Company or any other person) to trustees, directors, officers, employees, auditors, agents, attorneys, financial advisors and other professional advisors, potential or actual investors, or members of the Investment Committee of the Subscriber or any affiliates of the Subscriber provided that, in each case, Subscriber will use its commercially reasonable efforts to preserve the confidentiality of the information disclosed and any such recipients are and shall be required to maintain the confidentiality of the information to a substantially similar extent as the Subscriber. The Subscriber shall be responsible for the failure of any such recipient to so comply.

(w)

FINRA Matters and New Issues. The Subscriber agrees to promptly provide to the Company information regarding the Subscriber’s associations and affiliates as the Company may request from time to time in connection with matters related with the rules and regulations of the Financial Industry Regulatory Authority.

(x)

Additional Representations for Non-U.S. Subscribers. If the Subscriber is (i) not a U.S. Person, (ii) an EEA Subscriber (as defined in Appendix I to this Subscription Agreement), (iii) a UK Subscriber (as defined in Appendix I to this Subscription Agreement) or (iv) a Swiss Subscriber (as defined in Appendix I to this Subscription Agreement) the Subscriber hereby makes those additional representations applicable to residents of the Subscriber’s country of residence as specified in Appendix I to this Subscription Agreement. Any such Subscriber understands that it is such Subscriber’s responsibility to satisfy itself as to the full observance of the law of any relevant territory outside the United States in connection with the offer and sale of the Shares, including obtaining any required governmental or other consent and observing any applicable formalities.

(y)	Investment Company Act Representations. The Subscriber, except as otherwise indicated in the signature page to this Subscription Agreement:

(i)	is not registered or required to be registered as an “investment company” under the Investment Company Act;

(ii)	has not elected to be regulated as a BDC under the Investment Company Act; and

(iii)

either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC.

Adams Street Credit Solutions Fund

Subscription Agreement – Page 13

(z)	FATCA and other Automatic Exchange of Information Regimes.

(i)

The Subscriber covenants and agrees to provide promptly, and update periodically, at any times requested by the Company and following any change that may cause information set forth in this Section 10(z) to become untrue or misleading in any material respect, all information, documentation, certifications and forms (including Tax Forms), and verifications thereof that the Company deems necessary to comply with (A) any requirement imposed by Code §§1471–1474, and any U.S. Department of Treasury Regulations, forms, instructions or other guidance issued pursuant thereto (commonly referred to as “FATCA”), any similar legislation, regulations or guidance enacted or promulgated by any jurisdiction or international organization which seeks to implement similar automatic exchange of information, tax reporting and/or withholding tax regimes (including the OECD Common Reporting Standard), (B) any intergovernmental agreement between any jurisdictions concerning the collection and sharing of information, and (C) any current or future legislation, regulations or guidance promulgated by or between any jurisdictions or international organizations giving rise to or effect to any item described in clause (A) or (B) (collectively, all of the authorities described in clauses (A), (B) and (C) are referred to herein as “AEOI Regimes”), including information, documentation, certifications and forms (and verifications thereof) that the Company deems necessary:

(A)

to determine the residence, citizenship, country of domicile, incorporation or organization, and any tax status ascribed to the Subscriber and its beneficial owners pursuant to AEOI Regimes (including, the most current applicable version of IRS Form W-9 or W-8 and any “self-certification” documentation the Company deems necessary),

(B)	to determine whether withholding of tax is required with respect to amounts payable or attributable to the Subscriber pursuant to any AEOI Regime,

(C)	to satisfy reporting obligations imposed by any AEOI Regime, for the Company to enter into any agreement required pursuant to any AEOI Regime, or

(D)	to comply with the terms of such an agreement on an annual or more frequent basis.

All of the information, documentation, certifications and forms (and verifications thereof) described in this Section 10(z), collectively with the Tax Forms and any other tax-related information collected pursuant to this Subscription Agreement or the other Subscription Documents, is referred to herein as “Tax Information.”

(ii)

The Subscriber acknowledges and agrees that, for itself, and for and on behalf of its beneficial owners and controllers as applicable, it waives, and/or shall cooperate with the Company and the Adviser to obtain a waiver of, the provisions of any law that (A) prohibits the disclosure by the Adviser or the Company, or by any of their respective agents or Affiliates, of the information or documentation requested from the Subscriber, (B) prohibits the reporting of financial or account information by the Adviser or the Company, or by any of their respective agents or Affiliates, required pursuant to AEOI Regimes or (C) otherwise prevents compliance by the Adviser or the Company with their obligations under AEOI Regimes.

(iii)

The Subscriber acknowledges that if it fails to supply any Tax Information required pursuant hereto on a timely basis or provides any Tax Information that is in any way misleading or incorrect, the Subscriber and/or the Company may be subject to withholding taxes pursuant to AEOI Regimes. The Subscriber hereby agrees to indemnify and hold harmless the Company against any such withholding taxes or any other penalties that may arise as a result of the Subscriber’s action, inaction or status in connection with any AEOI Regime (including where the Subscriber’s failure to provide Tax Information is based on a

Adams Street Credit Solutions Fund

Subscription Agreement – Page 14

statutory, regulatory or other prohibition). The Subscriber further acknowledges that its failure to comply with any requirement pursuant to this Section 10(z) (including a failure based on a statutory, regulatory or other prohibition) may result in the Company being unable to enter into or comply with an agreement required pursuant to an AEOI Regime, or may cause the termination of such an agreement.

(iv)	The Subscriber shall promptly notify the Company in writing if any governmental body terminates any agreement entered into with the Subscriber pursuant to any AEOI Regime.

(v)

The Subscriber acknowledges that any Tax Information requested or compiled by the Company, the Adviser or their agents pursuant to this Subscription Agreement or any AEOI Regime, may be disclosed to (A) the IRS and U.S. Department of Treasury, (B) any other governmental body which collects information pursuant to an applicable AEOI Regime, and (C) any withholding agent where the provision of Tax Information is required by such withholding agent to avoid the application of any withholding tax on any payments to the Company.

(vi)

The Subscriber further consents to the disclosure of Tax Information concerning the Subscriber and its owners to, and the collection, access, processing and storage of Tax Information concerning the Subscriber and its owners by, affiliates and agents of the Company and the Adviser, and other service providers to any of them, in any jurisdiction, including in the U.S. and in countries outside the EEA, for the purposes of (A) providing services related to any AEOI Regime, and (B) assisting any of them with compliance with any AEOI Regime, including the disclosure by such parties of Tax Information to applicable governmental authorities or international organizations.

(vii)

The Subscriber acknowledges that Tax Information can become subject to the legal systems and laws in force in each state or country (A) where it is held, received or stored, (B) from where it is accessed in connection with providing services related to any AEOI Regime or other services, or (C) through which it passes, and such jurisdictions may not have the same data protection laws as the country in which the Subscriber is domiciled.

(aa)

Asset Coverage. The Subscriber (i) acknowledges that the Investment Company Act allows a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met; (ii) acknowledges that the Company’s initial shareholders, approved a proposal that allows the Company to reduce its asset coverage to 150%; and (iii) agrees that the minimum asset coverage ratio that the Company is required to maintain under the Investment Company Act is 150%.

(bb)

NAV. The Subscriber acknowledges that subscriptions must be submitted at least five business days prior to the first day of each month and that their investment will be executed as of the first day of the applicable month at the NAV per Share class as of the preceding day. The Subscriber acknowledges that they will not know the NAV per Share class at which their investment will be executed at the time they subscribe and the NAV per Share class as of the last calendar day of each month will generally be made available within 20 business days of the last calendar day of each month.

11.	Miscellaneous Provisions.

(a)

Indemnification. To the maximum extent not prohibited by applicable law, the Subscriber covenants to the Company and Adviser, and agrees to indemnify and hold harmless (i) the Company, (ii) the Adviser and (iii) each officer, trustee or director (as the case may be), shareholder, partner, member, other beneficial owner, manager, employee, agent or affiliate of the Company or Adviser and each other Person that controls, is controlled by, or is under common control with, any of the foregoing within the meaning of Section 15 of the Securities Act (each, an “Indemnified Party”), from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of (x)

Adams Street Credit Solutions Fund

Subscription Agreement – Page 15

any breach of any representation, warranty or certification, or any breach of or failure to comply with any covenant or undertaking, made by or on behalf of the Subscriber in any Subscription Document furnished by or on behalf of the Subscriber to any Indemnified Party in connection with acquiring the Shares or (y) any action instituted by or on behalf of the Subscriber against an Indemnified Party that is finally resolved by judgment against the Subscriber or in favor of an Indemnified Party. Each Indemnified Party is an intended third-party beneficiary hereof. The reimbursement and indemnity obligations of the Subscriber under this Section 11(a) shall survive the date of admission to the Company as a Shareholder applicable to the Subscriber. The remedies provided in this Section 11(a) shall be cumulative and shall not preclude the assertion by any Indemnified Party of any other rights or the seeking of any other remedies against the Subscriber.

(b)

Representations and Warranties; Additional Information. The Subscriber represents and warrants that all of the answers, statements and information set forth in any Subscription Document are true and correct on the date hereof, will be true and correct as of the date, if any, that the Company accepts this Subscription Agreement, in whole or in part, and will remain true and accurate for so long as the Subscriber holds Shares in the Company. The Subscriber covenants and agrees to notify the Company and Adviser promptly of any change that may cause any answer, statement or information set forth in any Subscription Document to become untrue or misleading in any material respect, and to promptly provide such additional information that the Company requests from time to time and deems necessary to determine (i) the eligibility of the Subscriber to hold Shares, (ii) the Company’s or the Adviser’s compliance with applicable regulatory (including tax and ERISA) requirements or (iii) the Company’s tax status. The Subscriber acknowledges and agrees that the Company intends to continue to rely upon the answers, statements and/or information set forth in the Subscription Documents, including Section 10(j), until notified by the Subscriber of any change thereto. The Subscriber also covenants and agrees to provide the Company with all information that otherwise may be reasonably requested by the Company in connection with compliance with applicable law by the Company, the Adviser, and their respective affiliates, including all applicable anti-money laundering, anti-terrorist financing, Sanctions, anti-bribery and anti-boycott laws and regulations. The Subscriber further represents and warrants that, except for any alterations to any Subscription Document that have been clearly marked on or prior to the date of acceptance of this Subscription Agreement or otherwise have been specifically identified in writing and accepted by the Company on or prior to the date of acceptance of this Subscription Agreement, the Subscriber has not altered or otherwise revised this Subscription Agreement or any other Subscription Document in any manner from the version initially received by the Subscriber. The Company may agree to waive, modify or limit the applicability and/or scope of any representation, agreement or covenant contained in any Subscription Document, and any obligation(s) related thereto, with respect to any Person and any such agreement shall not be a side letter or similar agreement for purposes of the Company Documents. The Subscriber acknowledges and agrees that the Company will rely on the Tax Forms (including any Tax Forms delivered by the Subscriber in the future) provided to the Company or the Adviser by or on behalf of the Subscriber.

(c)

Company Advisers. The attorneys, accountants and other experts and agents who perform services for the Adviser may also perform services for the Company and/or its respective affiliates. It is contemplated that any such dual representation, if commenced, will continue. The Adviser may, without the consent of any Shareholder, execute on behalf of the Company any consent to the representation of the Company that counsel may request pursuant to the rules of professional conduct in the applicable jurisdiction. The Company has retained Kirkland & Ellis LLP (together with its affiliate, Kirkland & Ellis International LLP, “Kirkland & Ellis”) in connection with the formation of the Company and may retain Kirkland & Ellis as legal counsel in connection with the management and operation of the Company, including making, holding and disposing of investments. Kirkland & Ellis will not represent the Subscriber or any other Shareholder or prospective Shareholder of the Company, unless the Company and such Shareholder or prospective Shareholder otherwise agree, in connection with the formation of the Company, the offering of the Shares, the management and operation of the Company or any dispute that may arise between any Shareholder, on one hand, and the Company, on the other hand (the “Company Legal Matters”). The Subscriber will, if it wishes to have counsel on any Company Legal Matter, retain its own

Adams Street Credit Solutions Fund

Subscription Agreement – Page 16

independent counsel with respect thereto and will pay all fees and expenses of such independent counsel. The Subscriber agrees that Kirkland & Ellis may represent the Company in connection with the formation of the Company and any and all other Company Legal Matters (including any dispute between the Company and the Subscriber or any Shareholder). The Subscriber acknowledges and agrees that (i) Kirkland & Ellis’ representation of the Company is limited to the specific matters with respect to which it has been retained and consulted by the Company, (ii) there may exist other matters that could have a bearing on the Company, the Company’s investments, and the Company’s respective affiliates as to which Kirkland & Ellis has been neither retained nor consulted, (iii) Kirkland & Ellis does not undertake to monitor the compliance of the Company and its affiliates with the investment program and other investment guidelines and procedures set forth in the Memorandum, the Company Documents, and any other presentation or materials presented or provided to the Subscriber by or on behalf of the Company or other compliance matters, nor does Kirkland & Ellis monitor compliance by the Company and/or its respective affiliates with applicable laws, unless in each case Kirkland & Ellis has been specifically retained to do so, (iv) Kirkland & Ellis does not investigate or verify the accuracy and completeness of information set forth in the Memorandum or other Offering Materials concerning the Company or any of its affiliates and personnel or investments, and (v) except for any opinions specifically set forth in a signed opinion letter issued by Kirkland & Ellis, Kirkland & Ellis is not providing any advice, opinion, representation, warranty or other assurance of any kind as to any matter to any Shareholder.

(d)

Power of Attorney. The Subscriber hereby irrevocably constitutes and appoints the Company as its true and lawful representative, agent and attorney in fact, in its name, place and stead, with full power to make, execute, deliver, sign, swear to, acknowledge and file all certificates and other instruments (including the Company Documents and any other deeds) necessary to (i) amend and/or restate the Company Documents in accordance with its terms, (ii) admit and accede the Subscriber or any other Person, including any transferee of any Shareholder, as a Shareholder of the Company, and (iii) complete any relevant details and schedules of and to the Company Documents in respect of the Subscriber’s or any other Person’s subscription for, or other acquisition of, a Share and/or such Person’s subscription to, and/or subscriptions in respect of, the Company.

(e)

Placement Agent. The Subscriber hereby acknowledges and agrees that the Company may engage placement agents in connection with fund-raising for the Company and such placement agents, if retained, may be paid a fee, based, in whole or in part, on the aggregate amount of subscriptions to the Company.

(f)	Successors and Assigns. This Subscription Agreement, to the extent accepted by the Company, will be binding upon the Subscriber’s heirs, legal representatives, successors and permitted assigns.

(g)

Headings and Construction. Section headings and other headings contained in this Subscription Agreement (including the Investor Qualification Statements) are for reference only and are not intended to describe, interpret, define or limit the scope or intent of this Subscription Agreement (including the Investor Qualification Statement). The word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions in any case where such phrase is not otherwise used.

(h)

Governing Law. This Subscription Agreement and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Subscription Agreement or the negotiation, execution or performance of this Subscription Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Subscription Agreement or as an inducement to enter into this Subscription Agreement) shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice of law or conflict of law rules or provisions or any borrowing statute that would cause the application of the laws or any statute of limitations of any jurisdiction other than the State of Delaware.

Adams Street Credit Solutions Fund

Subscription Agreement – Page 17

(i)

Counterparts; Electronic Signatures. This Subscription Agreement may be executed in multiple counterparts which, taken together, shall constitute one and the same agreement. For the avoidance of doubt, the execution and delivery of this Subscription Agreement by electronic signature and electronic transmission (jointly, an “Electronic Signature”), including via Docusign, OneSpan or other similar method, shall constitute the execution and delivery of a counterpart of this Subscription Agreement by or on behalf of such person and shall bind such person to the terms of this Subscription Agreement. The parties hereto agree that this Subscription Agreement and any additional information incidental hereto may be maintained as electronic records. Any person executing and delivering this Subscription Agreement by Electronic Signature further agrees to take any and all reasonable additional actions, if any, evidencing its intent to be bound by the terms of this Subscription Agreement (including the power of attorney contained herein), as may be requested by the Company at any time.

(j)

Notices. All notices and other communications hereunder shall be in writing and shall be sufficiently given if personally delivered or sent by postage prepaid, registered or certified mail, return receipt requested, or by overnight courier or by facsimile transmission with transmission confirmed, addressed as follows: if intended for the Company, to the Company’s principal office, and if intended for any Subscriber to the address of such Subscriber set forth on the signature page hereto, or to such other address as the Company or such Subscriber may designate by written notice. Notices shall be deemed to have been given (i) when personally delivered (ii), if mailed, on the date on which received, or (iii) if sent by overnight courier or facsimile transmission, on the date on which received; provided, that notices of a change of address shall not be deemed given until the actual receipt thereof. The provisions of this Section 11(j) shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.

(k)

Severability. Each provision of this Subscription Agreement and each representation, warrant and covenant made in the Subscription Documents shall be considered severable. If it is determined by a court of competent jurisdiction that any provision of this Subscription Agreement or the other Subscription Documents is invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the applicable Subscription Documents.

(l)

Survival. The representations and warranties of the Subscriber in, and the other provisions of, this Subscription Agreement and the other Subscription Documents shall survive the completion, execution and delivery, as applicable, of this Subscription Agreement and the other Subscription Documents and the admission of the Subscriber to the Company.

* * * * *

[THE SUBSCRIBER MUST COMPLETE THE

FOLLOWING SIGNATURE PAGE AND EXHIBITS]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Adams Street Credit Solutions Fund

Subscription Agreement – Page 18

Annex 1

TRANSFER RESTRICTIONS

This Annex 1 is attached to and made a part of the Subscription Agreement with the Subscriber, and by signing this Subscription Agreement the Subscriber expressly agrees to be bound by the transfer restrictions contained in this Annex 1. Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

Prior to any listing of the Shares on a national securities exchange, if any, transfers of Shares may be made (i) only in transactions exempt from, or not subject to, the registration requirements of the Securities Act and (ii) upon receipt of approval of such Transfer by the Adviser, which may be granted or withheld in the sole discretion of the Adviser. Specifically, the Adviser may deny a Transfer (x) if the creditworthiness of the proposed transferee, as determined by the Adviser in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (y) unless, in the opinion of counsel (who may be Company Counsel) satisfactory in form and substance to the Company:

•

such Transfer has been registered under the Securities Act in a transaction exempt from or not subject to the registration requirements thereunder, an exemption from registration is available or such sale or disposition is made in accordance with the provisions of Regulation S under the Securities Act and such Transfer does not violate any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the Shares to be Transferred;

•

in the case of a Transfer to a “benefit plan investor” (as defined in Section 3(42) of ERISA), such Transfer would not be a non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code; and

•	such transfer would not cause all or any portion of the assets of the Company to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code.

The Company shall not recognize for any purpose any purported Transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to such transferor, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Agreement, the Declaration of Trust, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor.

Adams Street Credit Solutions Fund

Subscription Agreement – Annex 1

SUBSCRIBER SIGNATURE PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement for the purchase of Class I Shares of the Company as of      , 2026.

Subscriber’s Subscription Amount:

$

Wire Instructions:
State Street Bank and Trust Company ABA: [***] Account Number: [***] Account Name: Adams Street Credit Solutions Fund FBO: (Insert Investor Name and Account Number (if applicable))

Subscriber’s Formal Notice Information (to be used for formal notice):	Subscriber’s Other Contact Information if different than Formal Notice Information (e.g., home, business or main office):

Address:	Address:

Attention:	Attention:
Phone No.:	Phone No.:
Fax No.:	Fax No.:
Email:	Email:

PLEASE PROVIDE ANY CONTACT INFORMATION FOR ADDITIONAL CONTACTS IN THE SUBSCRIBER CONTACT SHEET ATTACHED HERETO AS EXHIBIT H

Adams Street Credit Solutions Fund

Subscription Agreement Signature Page – Page 1

FOR COMPLETION BY SUBSCRIBERS WHO ARE NATURAL PERSONS (i.e., individuals):

The Subscriber “opts out” of the Company’s distribution reinvestment plan as described in Section 5 of this Subscription Agreement. ☐

Subscriber’s Name:
(print or type)
Signed By:
(signature)

(title, if applicable; print or type)
Subscriber’s Social Security Number
(print or type)
Spouse’s Name:
(print or type)
Signed By:
(signature)

(title, if applicable; print or type)
Spouse’s Social Security Number
(Signature and social security number only required if subscription is being made by a married couple as joint tenants)	(print or type)

Please select one (1) type of ownership below:

Non-Qualified	Qualified

☐ Individual Ownership	☐ Traditional IRA

☐ Transfer on Death Fill out Transfer on Death Form to effect designation. (Available through your financial professional)	☐ Roth IRA

☐ Joint Tenants with Rights of Survivorship	☐ Decedent IRA

Name of Deceased

☐ Tenants in Common	☐ Simplified Employee Pension/Trust (SEP)

☐ Community Property	☐ Other (Specify)

☐ Uniform Gift to Minors Act

☐ Plan Additional documentation required. Please refer to the section below entitled “Completion by Subscribers who are not Natural Persons.”

☐ Trust Additional documentation required. Please refer to the section below entitled “Completion by Subscribers who are not Natural Persons.”

☐ Corporation/Partnership Additional documentation required. Please refer to the section below entitled “Completion by Subscribers who are not Natural Persons.”

☐ Other (Specify)

Adams Street Credit Solutions Fund

Subscription Agreement Signature Page – Page 2

Investor Information

(Investor/Trustee/Executor/Authorized Signatory Information)

First Name		Last Name
Social Security / Taxpayer ID #		Date of Birth (MM/DD/YYYY)
Telephone # Residential Address (no P.O. Box)		E-mail Address
Street Address Mailing Address (if different from above)		City	State	ZIP
Street Address		City	State	ZIP
Please Indicate Citizenship Status
☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien
Co-Investor Information

(Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable)
First Name		Last Name
Social Security/Taxpayer ID #		Date of Birth (MM/DD/YYYY)
Telephone # Residential Address (no P.O. Box)
Street Address Mailing Address (if different from above)		City	State	ZIP
Street Address		City	State	ZIP
Please Indicate Citizenship Status

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Adams Street Credit Solutions Fund

Subscription Agreement Signature Page – Page 3

FOR COMPLETION BY SUBSCRIBERS WHO ARE NOT NATURAL PERSONS (i.e., corporations, partnerships, limited liability companies, trusts or other entities):

Subscriber Information

Entity Name	Entity Tax ID #	Date of Formation

☐ I am an employee of Adams Street Partners, LLC or its affiliates.

Entity Type (Select one (1) — required)

☐ Retirement Plan	☐ LLC (Plan documentation required)

☐ Taxable Trust (First and last pages of the trust document required)	☐ Partnership (Plan documentation required)

☐ Tax-exempt Trust (First and last pages of the trust document required)	☐ Estate (Letter of Testamentary required)

☐ S-Corp (Corporate Resolution required)	☐ Other (Specify)

☐ C-Corp (Corporate Resolution required)

Check if appropriate:

☐	I am an exempt recipient as defined under U.S. federal income tax regulations (e.g., C-Corporation, financial institution, registered broker-dealer, or tax-exempt organization).

Exempt Payee Code (see IRS Form W-9 for a list of exempt payee codes):

The Subscriber is a “FOIA Subscriber” as such term is defined in Section 10(p) of this Subscription Agreement: ☐

The Subscriber is a “BHC Subscriber” as such term is defined in Section 10(q) of this Subscription Agreement: ☐

The Subscriber is an “investment company” within the meaning of the Investment Company Act or an entity that would be an “investment company” but for the exception provided for in Section 3(c)(1) or 3(c)(7) thereof. ☐

The Subscriber “opts out” of the Company’s distribution reinvestment plan as described in Section 5 of this Subscription Agreement. ☐

Subscriber’s Name:
(print or type)
By:
(signature of authorized representative)
Name:
(print or type name of authorized representative)
Title:
(print or type title of authorized representative)

Adams Street Credit Solutions Fund

Subscription Agreement Signature Page – Page 4

APPENDIX I

TO SUBSCRIPTION AGREEMENT

Additional Representations for Non-U.S. Persons

As used herein, the term “Shares” shall mean the Company’s Class I common shares of beneficial interest, par value $0.01 per share, and the term “Subscriber” shall mean the person or entity executing the Subscription Agreement as the “Subscriber” to which this Appendix I is attached.

SUBSCRIBERS IN EUROPEAN ECONOMIC AREA JURISDICTIONS,

THE UNITED KINGDOM AND SWITZERLAND

If (a) the Subscriber is domiciled in, or has a registered office in the EEA, the UK or Switzerland, or (b) the decision to invest in the Company was made for or on behalf of the Subscriber by a person that is domiciled in, or has its registered office in, the EEA, the UK or Switzerland (together with (a), each an “EEA Subscriber,” a “UK Subscriber” or a “Swiss Subscriber” respectively), the Subscriber represents, warrants and agrees that (i) the Subscriber has completed the EEA, UK and Swiss Supplemental IQS and (ii) all of the statements, answers and information in the EEA, UK and Swiss Supplemental IQS are true and correct as of the date hereof, will be true and correct as of the date and/or dates of the acceptance of this subscription and, as of each such date, do not and will not omit to state any material fact necessary in order to make the statements contained therein not misleading.

SUBSCRIBERS IN BAHRAIN

The Subscriber represents, warrants and acknowledges that the offering and sale of the Shares has been made outside of Bahrain.

SUBSCRIBERS IN CANADA

The Subscriber represents and warrants that (a) the Subscriber is an “accredited investor” as defined in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) and, for investors in Ontario, section 73.3 of the Securities Act (Ontario), (b) the Subscriber is a “permitted client”, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations and Multilateral Instrument 32-102 Registration Exemptions for Non-Resident Investment Fund Managers, (c) the Subscriber has fully and truthfully completed the Supplemental Investor Qualification Statement for Canadian Subscribers attached hereto and (d) the Subscriber has not received any general advertising materials relating to the Shares.

SUBSCRIBERS IN THE CAYMAN ISLANDS

The Subscriber represents, warrants and acknowledges that it is not a member of the public in the Cayman Islands, as such phrase is defined in the Exempted Limited Partnership Law (2018 Revision) of the Cayman Islands.

SUBSCRIBERS IN COLOMBIA

The Subscriber represents, warrants and acknowledges that it is being provided with this Subscription Agreement and any Offering Materials solely in response to the Subscriber’s request. The Subscriber confirms that the Subscriber’s interest in requesting such documents and information arose out of the Subscriber’s own private interest and was not the result of any direct or indirect solicitation, promotion or offering of services or products by the Company or by any of its representatives. Accordingly, the information contained in this document is not intended and should not be construed as constituting promotion, marketing or solicitation of financial or capital-market services or products.

The distribution of the information contained in this document, including all Offering Materials, is restricted by law, and persons who access it are required to comply with all such restrictions. The information is not intended to be published or made available to any person in any jurisdiction where doing so would contravene any applicable laws or regulations. By receiving this document and the Offering Materials, the Subscriber confirms that the Subscriber is aware of the laws in Colombia relating to the promotion and marketing of financial services products and the Subscriber warrants and represents that the Subscriber will not pass on or utilize the information contained in this document in a manner that could constitute a breach of such laws by the Company, its affiliates or any other person.

Adams Street Credit Solutions Fund

Subscription Agreement – Appendix I-1

Any Shares mentioned in this document have not been and will not be registered with the National Register of Securities (“Registro Nacional de Valores y Emisores”) maintained by the Colombian Financial Superintendency (“Superintendencia Financiera de Colombia”) and may not be publicly offered or sold in Colombia. This information does not constitute and should not be construed as an offer to enter into any agreement, or to purchase or subscribe to securities for purposes of applicable Colombian laws and regulations relating to the promotion and marketing of financial services products in Colombia.

The information in this document, including the Offering Materials, is provided for information purposes only and does not constitute investment, legal, tax or other advice or any recommendation to buy, sell or otherwise transact in any of the funds or securities mentioned. Prospective investors should take appropriate professional advice before making any investment decision.

SUBSCRIBERS IN HONG KONG

The Subscriber represents and warrants that it is a professional investor within the meaning of the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong).

SUBSCRIBERS IN JAPAN

The Subscriber represents, warrants, acknowledges and agrees that (a) in addition to all other restrictions on transfer, the Subscriber shall not transfer its Shares to more than one investor in Japan and (b) the Subscriber is in compliance with any applicable filing requirements under the Foreign Exchange and Foreign Trade Law and other applicable laws of Japan.

SUBSCRIBERS IN KUWAIT

The Subscriber acknowledges that the Subscription Agreement and all other Subscription Documents will be executed and this Subscription Agreement will be accepted on behalf of the Company outside Kuwait, and that the sale of the Shares will take place outside of Kuwait.

SUBSCRIBERS IN MEXICO

The Subscriber represents and acknowledges that (a) the Subscriber became aware of the offering of the Shares through personal communication with the Adviser and not through mass means of communication and (b) the Shares have neither been registered with the National Registry of Securities (Registro Nacional de Valores) maintained by the National Banking and Securities Commission of Mexico (Comisión Nacional Bancaria y de Valores) (the “CNBV”) nor approved by the CNBV.

SUBSCRIBERS IN SINGAPORE

The Subscriber represents and warrants that it is an institutional investor within the meaning of Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”) or a person referred to in Section 275 of the SFA.

SUBSCRIBERS IN TAIWAN (REPUBLIC OF CHINA)

The Subscriber represents and warrants that it is a qualified investor under the ruling issued by the Republic of China Securities and Futures Bureau, Financial Supervisory Commission under the Securities Investment Trust and Consulting Act and the Rules Governing Offshore Funds.

Adams Street Credit Solutions Fund

Subscription Agreement – Appendix I-2

SUBSCRIBERS IN THAILAND

The Subscriber represents that this Subscription Agreement and any Offering Materials or any other documents and materials provided to the Subscriber in connection with the offer, sale or invitation for subscription or purchase, of the Shares are provided to the Subscriber solely in response to the Subscriber’s request, and further acknowledges that such documents are not intended to be an offer, sale or invitation for subscription or purchase of securities in Thailand. No prospectus, disclosure or other documents and materials in connection with the offer, sale, or invitation for subscription or purchase of the Shares have been or will be registered with the Office of the Securities and Exchange Commission of Thailand. Accordingly, this Subscription Agreement, the Memorandum and any other documents and materials provided to the Subscriber in connection with the offer, sale or invitation for subscription or purchase, of the Shares may not be circulated or distributed, nor may the Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to the public or any members of the public in Thailand. None of the Adviser, the Company, any of their respective affiliates or any of their respective representatives maintain any license, authorization or registration in Thailand nor is the Company registered in Thailand. The offer and sale of securities within Thailand and the provision of securities services in Thailand or to Thai persons or entities may not be possible or may be subject to legal restriction or conditions.

SUBSCRIBERS IN THE UNITED ARAB EMIRATES

The Subscriber represents and warrants that it is an investor exempted under the Investment Fund Regulations of the Securities and Commodities Authority of the United Arab Emirates (the “SCA”) in accordance with SCA Board Resolution No. 13 of 2013.

Adams Street Credit Solutions Fund

Subscription Agreement – Appendix I-3

Name of Subscriber (Please Print or Type)

EXHIBIT A

INVESTOR

QUALIFICATION STATEMENT

ACCREDITED INVESTOR STATUS

The Subscriber hereby represents and warrants, pursuant to Section 10(j) of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly next to which the Subscriber or its authorized representative has checked the corresponding box(es). Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

☐   1. The Subscriber is a natural person (or a 401(k)/IRA Investor directed by and for the benefit of a single natural person) whose net worth,1 either individually or jointly with such person’s spouse or spousal equivalent,2 exceeds $1,000,000.

☐   2. The Subscriber is a natural person (or a 401(k)/IRA Investor directed by and for the benefit of a single natural person) who (a) either had (i) individual income in excess of $200,000 in each of the previous two calendar years or (ii) joint income with that person’s spouse or spousal equivalent2 in excess of $300,000 in each of the previously two calendar years and (b) reasonably expects to reach the same income level in the current calendar year.

☐   3. The Subscriber is a natural person (or a 401(k)/IRA Investor directed by and for the benefit of a single natural person) holding in good standing a General Securities Representative license (Series 7), a Private Securities Offerings Representative license (Series 82), or a Licensed Investment Adviser Representative license (Series 65). The Company and/or the Adviser may require additional information regarding the Subscriber’s credential referred to above.

☐   4. The Subscriber is an entity which falls within one of the following categories of accredited investor set forth in Rule 501(a) of Regulation D under the Securities Act:

☐

(a) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or a fiduciary capacity.

[1]

In calculating the Subscriber’s net worth: (a) the Subscriber’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the Subscriber’s primary residence, up to the estimated fair market value of the primary residence at the time of calculation, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the Subscriber’s primary residence in excess of the estimated fair market value of the primary residence at the time of calculation shall be included as a liability. In calculating the Subscriber’s joint net worth with the Subscriber’s spouse or spousal equivalent, (i) the Subscriber’s spouse’s or spousal equivalent’s primary residence (if different from the Subscriber’s own) and indebtedness secured by such primary residence shall be treated in a similar manner and (b) joint net worth can be calculated as the aggregate net worth of the Subscriber and such Subscriber’s spouse or spousal equivalent (i.e., the assets included in such joint net worth calculation need not be held jointly by the Subscriber and such Subscriber’s spouse or spousal equivalent).

[2]	Rule 501(j) under the Securities Act defines a “spousal equivalent” as a cohabitant occupying a relationship generally equivalent to that of a spouse.

Adams Street Credit Solutions Fund

Investor Qualification Statement – Accredited Investor Status – Page 1

☐	(b) A broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐

(c) The Subscriber is an investment adviser (a) registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940 Act, as amended (the “Investment Advisers Act”), (b) registered pursuant to the laws of a state within the United States or (c) relying on the exemption from registration with the SEC under Section 203(l) or 203(m) of the Investment Advisers Act.

☐	(d) An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	(e) An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

☐	(f) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	(g) A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended.

☐

(h) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐

(i) An employee benefit plan within the meaning of Title I of ERISA, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons or entities that are accredited investors as described in one or more of the categories set forth in items 1 through 5 of this Exhibit A.

☐	(j) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

☐

(k) An organization described in Section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

☐

(l) A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a “sophisticated person” (meaning a person that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company) as described in Section 506(b)(2)(ii) of Regulation D under the Securities Act.

☐	(m) The Subscriber is of an entity type not listed above, not formed for the specific purpose of acquiring the securities offered and owning investments in excess of $5,000,000.

☐

(n) The Subscriber is a “family office” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) with assets under management in excess of $5,000,000, not formed for the specific purpose of acquiring the Interests offered, and whose purchase of the Interests is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the purchase of the Interests.

Adams Street Credit Solutions Fund

Investor Qualification Statement – Accredited Investor Status – Page 2

☐

(o) A “family client” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) of a “family office” meeting the requirements of the immediately preceding category, whose purchase of the Interests is directed by such family office.

☐  5.  The Subscriber is a revocable grantor trust and (a) each grantor of the trust has the power to revoke the trust at any time and regain title to the trust assets, (b) the grantors may amend the trust at any time and (c) each grantor is an accredited investor as described in one or more of the categories set forth in items 1 through 4 above. If the Subscriber is described by this item 5, the Subscriber should describe the circumstances under which the trust may be revoked and amended by the grantor(s).

Circumstances under which the trust is revocable and may be amended:

6. ☐ The Subscriber is an entity (other than a trust) in which all of the equity owners are accredited investors as described in one or more of the categories set forth in items 1 through 4 of this Exhibit A. Beneficiaries of a trust are not considered equity owners for these purposes. If the Subscriber selects this category, the General Partner and/or Adams Street may require additional information or documentation in support of the Subscriber’s status as an “accredited investor.”

7 .☐ The Subscriber is not described in any of the categories set forth above but is not a U.S. Person (as defined in Exhibit B).

Adams Street Credit Solutions Fund

Investor Qualification Statement – Accredited Investor Status – Page 3

RULE 506(D) “BAD ACTOR” STATUS

The Subscriber1 has not been subject to any Regulation D Rule 506(d) Disqualifying Event.

☐ True                        ☐ False

Each of the enumerated instances below is a Disqualifying Event for the purposes of the Subscriber’s response above. The Subscriber has been subject to a Disqualifying Event if the Subscriber:

(1)

Has been convicted within ten years of the date hereof of any felony or misdemeanor (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(2)

Is subject to any order, judgment or decree of any court of competent jurisdiction entered within five years of the date hereof that presently restrains or enjoins the Subscriber from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(3)

Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that (i) as of the date hereof, bars the Subscriber from (A) association with an entity regulated by such commission, authority, agency or officer, (B) engaging in the business of securities, insurance or banking or (C) engaging in savings association or credit union activities or (ii) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within ten years of the date hereof;

(4)

Is subject to any order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act that as of the date hereof (i) suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on the activities, functions or operations of the Subscriber or (iii) bars the Subscriber from being associated with any entity or from participating in the offering of any penny stock;

(5)

Is subject to any order of the SEC entered within five years of the date hereof that presently orders the Subscriber to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the federal securities laws (including, but not limited to Section 17(a)(1) of the Securities Act, Section 10(b) of the Securities Exchange Act, and Section 206(1) of the Investment Advisers Act)or (ii) Section 5 of the Securities Act;

[1]

For the purposes of this question, references to the “Subscriber” shall include any person whose interest in, or relationship to, the Subscriber is deemed to make such person a beneficial owner of the Company’s voting securities under Exchange Act Rule 13d-3 and within the meaning of Rule 506(d). Under Rule 13d-3, a person is a beneficial owner of a security if, for among other reasons, such person directly or indirectly has or shares (a) the power to vote or to direct the voting of such security and/or (b) the power to dispose of or direct the disposition of such security.

Adams Street Credit Solutions Fund

Investor Qualification Statement – Accredited Investor Status – Page 1

(6)

Is, as of the date hereof, suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(7)

Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years of the date hereof, was the subject of a refusal order, stop order or order suspending the Regulation A exemption, or is presently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(8)

Is subject to a U.S. Postal Service false representation order entered within five years of the date hereof or is presently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

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Adams Street Credit Solutions Fund

Investor Qualification Statement – Accredited Investor Status – Page 2

IN WITNESS WHEREOF, the Subscriber has executed this Investor Qualification Statement Regarding Accredited Investor Status on the date set forth below.

Dated      ,

If a corporation, partnership or other entity:	If an individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of Authorized Representative

Title of Authorized Representative

Adams Street Credit Solutions Fund

Investor Qualification Statement – Accredited Investor Status – Page 3

EXHIBIT B

U.S. PERSON STATUS

The Subscriber hereby represents and warrants, pursuant to Section 10(j) of the attached Subscription Agreement, that he, she or it is a “U.S. Person” set forth in Rule 902(k) of Regulation S under the Securities Act.

If the Subscriber is not a U.S. Person, as set forth below, please check the following box: ☐

Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

A “U.S. Person” is defined for the purposes of Rule 902(k) of Regulation S under the Securities Act as any of the following:

(a) A natural person resident in the United States of America, its territories and possessions, any state of the United States, or the District of Columbia (the “United States”).

(b) A partnership or corporation organized or incorporated under the laws of the United States.

(c) An estate of which any executor or administrator is a U.S. Person, unless, in the case of an estate of which any professional fiduciary acting as executor or administrator is a U.S. Person, the estate is governed by laws of a jurisdiction other than the United States and an executor or administrator who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate.

(d) A trust of which any trustee is a U.S. Person, unless, in the case of a trust of which any professional fiduciary acting as trustee is a U.S. Person, a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

(e) An agency or branch of a non-United States entity located in the United States.

(f) A non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person.

(g) A discretionary account or similar account (other than an estate or trust) held by a dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States unless such account is held for the benefit or account of a non-U.S. Person.

(h) A partnership or corporation (i) organized or incorporated under the laws of any jurisdiction other than the United States and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation D under the Securities Act) who are not natural persons, estates or trusts.

Adams Street Credit Solutions Fund

Investor Qualification Statement – U.S. Person Status – Page 1

EXHIBIT C

PLAN INVESTOR REPRESENTATIONS

The Subscriber hereby represents and warrants, pursuant to Section 10(o) of the attached Agreement, as set forth below. Subscribers for whom the answer to items 1, 3, 4 or 5 below is “Yes” shall be referred to in this Exhibit C and the Subscription Agreement as “Plan Investors.” Please execute the signature block below even if all answers are “No.” Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

1. The Subscriber is, or is acting on behalf of: (a) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, that is subject to Part 4 of Subtitle B of Title I of ERISA; (b) a “plan” within the meaning of Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code (including individual retirement accounts); or (c) any other entity or account that is deemed under applicable law to hold the assets of a plan described in (a) or (b) (each, a “Benefit Plan Investor”).

☐ Yes           ☐ No

If the Subscriber answered “No” to this Item 1 (i.e., the Subscriber is not a Benefit Plan Investor), it will promptly notify the Company in writing in the event it ever becomes, or there is a material likelihood that it will become, a Benefit Plan Investor.

2. If the answer to Item 1 above is “Yes” based on clause (c) thereof (including insurance company general accounts), the current participation in the Subscriber (or the entity or account on whose behalf the Subscriber is acting) by Benefit Plan Investors, expressed as a percentage, is:    % (the “Current Percentage”), and the maximum participation in the Subscriber (or the entity or account on whose behalf the Subscriber is acting) by Benefit Plan Investors, expressed as a percentage, while the Subscriber holds an interest in the Company will be    %.

The Subscriber expressly agrees to promptly disclose in writing any changes with respect to the Current Percentage, to promptly re-confirm such percentages in writing at any time upon the request of the Company (or other person acting on behalf of the Company), and to provide such other information reasonably requested by the Company (or other person acting on behalf of the Company) for purposes of determining whether or not the Company is holding “plan assets.”

3. The Subscriber is, or is acting on behalf of, a “governmental plan” within the meaning of Section 3(32) of ERISA, a “foreign plan,” or another plan or retirement arrangement that is not subject to Part 4 of Subtitle B of Title I of ERISA and with respect to which Section 4975 of the Code does not apply or a partnership, limited liability company or other entity or account that is deemed to hold the assets of such a governmental plan, foreign plan or other plan or retirement arrangement under applicable law (each, an “Other Plan Investor”).

☐ Yes           ☐ No

4. The Subscriber is, or is acting on behalf of, a “church plan” within the meaning of Section 3(33) of ERISA that has elected to be subject to ERISA.

☐ Yes           ☐ No

5. The Subscriber is, or is acting on behalf of, an entity or account described under 29 C.F.R. § 2510.3-101(h) (such as, for example, a group trust, a bank common or collective trust or certain insurance company separate accounts).

☐ Yes           ☐ No

Adams Street Credit Solutions Fund

Investor Qualification Statement – Plan Investor Representations – Page 1

6. Please indicate whether or not the Subscriber is (a) a person or entity who has discretionary authority or control with respect to the assets of the Company, (b) a person or entity who provides investment advice for a fee (direct or indirect) with respect to the assets of the Company, or (c) an “affiliate” (within the meaning of 29 C.F.R. Section 2510.3-101(f)(3)) of a person or entity described in (a) or (b).

☐ Yes           ☐ No

7. If the answer to any of items 1, 3, 4 or 5 above is “Yes,” the Subscriber hereby represents and warrants to and agrees with the Company that:

(a)

The decision to invest the Subscriber’s assets in the Company was made by fiduciaries independent of the Company, the Adviser and any placement agent, which parties are duly authorized to make such investment decisions and who have concluded, after consideration of their fiduciary duties under applicable law, that the investment of assets of the Subscriber in the Company is prudent and made in accordance with the governing documents of the applicable employee benefit plan, plan or Other Plan Investor and such documents do not prohibit the investment contemplated herein, and the Subscriber and such parties have not relied on any advice or recommendation of the Company, the Adviser or any placement agent or any of their respective partners, members, employees, shareholders, officers, directors, agents, representatives or affiliates;

(b)

None of the Adviser or any placement agent nor any of their respective partners, members, employees, shareholders, officers, directors, agents, representatives or affiliates have exercised any discretionary authority or control with respect to the Subscriber’s investment in the Company, nor have the Adviser or any placement agent or any of their respective partners, members, employees, shareholders, officers, directors, agents, representatives or affiliates rendered any advice or recommendation, including in a fiduciary capacity, to the Subscriber based upon the Subscriber’s investment policies or strategy, overall portfolio composition or diversification;

(c)

(i) The Subscriber has been informed of and understands the investment objectives and policies of the Company; (ii) the Subscriber is aware of the provisions of Section 404 of ERISA or any similar provisions of applicable law governing the Subscriber (“Similar Law”) relating to fiduciary duties, including any applicable requirement for diversifying the investments of an employee benefit plan; (iii) the Subscriber has given appropriate consideration to the facts and circumstances relevant to the investment by the Subscriber in the Company and has determined that such investment is reasonably designed, as part of the Subscriber’s portfolio of investments, to further the purposes of the relevant plan(s); and (iv) the Subscriber’s investment in the Company is permissible under the documents governing the investment of its plan assets and under ERISA or Similar Law;

(d)

The terms of the Agreement, including all exhibits and attachments thereto, comply with the Subscriber’s governing instruments and applicable laws governing the Subscriber, and the Subscriber will promptly advise the Company in writing of any changes in any governing law or any regulations or interpretations thereunder affecting the duties, responsibilities, liabilities or obligations of the Company or the Adviser or any of their respective partners, members, employees, shareholders, officers, directors, agents, representatives or affiliates;

(e)

Assuming the assets of the Company do not constitute “plan assets”, the Subscriber’s purchase and holding of the Shares will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or the Section 4975 of Code;

(f)

In the case of any Other Plan Investor, the Company’s assets will not constitute the assets of the Subscriber, any plan the Subscriber is acting on behalf of, or any plan whose assets are held by the Subscriber under the provisions of any applicable law;

(g)

Any Subscriber that is an insurance company general account hereby represents and warrants to the Company that, for so long as the Subscriber owns Shares, the reserves and liabilities for the general account contract held by or on behalf of any benefit fund investors, together with any other plans maintained by the same employer (or its affiliates) or employee organization, do not exceed 10% of

Adams Street Credit Solutions Fund

Investor Qualification Statement – Plan Investor Representations – Page 2

the total reserves and liabilities of the insurance company general account (exclusive of separate account liabilities) plus surplus as set forth in the National Associate of Insurance Commissioners Annual Statement filed with the state of domicile of the issuer, in accordance with PTCE 95-60, and the other applicable conditions of such exemption are otherwise satisfied; and

(h)

The Subscriber expressly agrees to promptly disclose any changes with respect to the Current Percentage, to promptly re-confirm such percentages at any time upon the request of the Adviser (or other person acting on behalf of the Company) and to promptly provide such other information reasonably requested by the Adviser (or other person acting on behalf of the Company) for purposes of determining whether or the Company is holding “plan assets.”

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Adams Street Credit Solutions Fund

Investor Qualification Statement – Plan Investor Representations – Page 3

The Subscriber shall notify the Company promptly after obtaining knowledge of the occurrence of any event which invalidates or otherwise renders inaccurate (or will be reasonably expected to invalidate or otherwise render inaccurate) any of the foregoing representations and warranties.

Name of Subscriber:

By:

Name:

Title:

Adams Street Credit Solutions Fund

Investor Qualification Statement – Plan Investor Representations – Page 4

EXHIBIT D

UNITED STATES ANTI-MONEY LAUNDERING AND ANTI-TERRORISM FINANCING

QUESTIONNAIRE TO SUBSCRIPTION AGREEMENT

PART A SUBSCRIBER REPRESENTATIONS AND WARRANTIES WITH RESPECT TO ANTI-MONEY LAUNDERING AND ANTI-TERRORISM FINANCING

The Subscriber is subscribing for Class I common shares of beneficial interest in Adams Street Credit Solutions Fund (the “Company”). The Subscriber hereby represents, warrants and agrees as follows:

1.

The Subscriber acknowledges that the Company has anti-money laundering and anti-terrorist financing responsibilities and has appointed State Street Bank and Trust Company, its transfer agent (the “Transfer Agent”), to perform anti money laundering and anti-terrorist financing procedures in relation to the Company’s Subscribers in accordance with the Transfer Agent’s anti-money laundering and sanction compliance program (the “Program”). The Subscriber acknowledges and agrees that, if the laws and/or regulations reflected in the Program change, the Company may be required to make changes to its anti-money laundering and anti-terrorist financing procedures or to implement additional anti-money laundering and anti-terrorist financing measures in the future.

2.

The Subscriber acknowledges and agrees that this Anti-Money Laundering and Anti-Terrorism Financing Questionnaire (the “Questionnaire”) contains references to certain lists and definitions adopted or published by applicable governmental authorities for the convenience of the Subscriber and that because these lists and definitions are subject to change from time to time, it is the responsibility of the Subscriber to ensure that the lists and definitions are current as of the time the Subscription Agreement is executed and that each representation made by the Subscriber is true and correct as of the date of the Subscription Agreement.

3.

The Subscriber represents and warrants that the Subscriber and, where applicable, any Beneficial Owner (as such term is defined (in this paragraph and throughout this Questionnaire) in Appendix 2) of the Subscriber:

(a)

is not (a) named on the list of Specially Designated Nationals and Blocked Persons published by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App.1 et. seq. and any executive order, rule or regulation promulgated thereunder, and (b) named on a list pursuant to European Union (“EU”) or United Kingdom (“UK”) sanctions Regulations; (c) operationally based or domiciled in a country or territory in relation to which trade or financial sanctions imposed by the United Nations, OFAC, the EU or the UK apply (“Sanctioned Country”); or (d) otherwise subject to sanctions imposed by the United Nations, OFAC, the EU or the UK ((a), (b), (c) and (d) collectively, a “Prohibited List”);

(b)	is not a Shell Bank (as such term is defined in Appendix 2);

(c)

is not resident in, or organized or chartered under the laws of, a jurisdiction that is designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 as warranting special measures due to money laundering concerns; and

(d)

is not resident in, or organized or chartered under the laws of, any foreign country that is designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering (“FATF”); (a person or entity listed under (a) to (e) shall be collectively referred to as a “Sanctions Subject”).

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4.

The Subscriber represents and warrants that, to the best of the Subscriber’s knowledge after reasonable due diligence, the money that the Subscriber seeks to invest was derived from legitimate sources in connection with its regular business activities and was not and is not directly or indirectly derived from activities that may contravene applicable laws and regulations, including anti-money laundering and anti-terrorist financing laws and regulations.

5.	Except as otherwise disclosed to the Company in writing, the Subscriber represents and warrants that [CHECK APPROPRIATE BOX (ONE ONLY)]:

☐	Investing for Own Account as a Subscriber:

The Subscriber is subscribing solely for its own account, risk and beneficial or economic interest, as an Subscriber, and the Subscriber (i) is not acting as an agent, trustee, nominee, investment manager or representative or in a similar agency capacity (a “Nominee”) for any other individual or entity and (ii) is not an investment fund or trust with Subscribers of its own (an “Intermediary,” which does not include an employee benefit plan or pension plan of a U.S. Federal, state or local government or a company publicly traded in the United States).

☐	Investing for Own Account as an Intermediary:

(a)

The Subscriber is subscribing for its own account, risk and beneficial or economic interest, as an investment fund, investment trust or other Intermediary, and is not otherwise acting as a Nominee for any other individual or entity;

(b)

The Subscriber, in accordance with applicable anti-money laundering and anti-terrorist financing requirements (A) routinely establishes and verifies the identities and source of funds of its Subscribers and, where applicable, their Beneficial Owners and checks their names against the Prohibited Lists, (B) conducts anti-money laundering and anti-terrorist financing due diligence investigations of its Subscribers and, where applicable, their Beneficial Owners when appropriate, (C) maintains records of anti-money laundering and anti-terrorist financing information about, and documents obtained from, its Subscribers and, where applicable, their Beneficial Owners and (D) represents and warrants that it has adopted procedures to elicit information from its Beneficial Owners and persons it controls or that are controlled by it that are intended to substantiate the representations in this Part A; and

(c)

The Subscriber makes all representations and warranties in this Part A with respect to the Subscriber and, on the basis of such identity and source of funds verifications and due diligence investigations, with respect to each Subscriber and, where applicable, their Beneficial Owner(s).

☐	Investing as a Nominee:

(a)

The Subscriber is subscribing as a record owner in its capacity as a Nominee for one or more principals or beneficiaries; The Subscriber shall provide a Nominee Representation Letter in the form set out in Appendix 3; and

(b)

The Subscriber makes all representations and warranties in this Part A with respect to the Subscriber and, on the basis of such identity and source of funds verifications and due diligence investigations, with respect to each of its principals and beneficiaries.

6.

The Subscriber agrees to provide to the Company or its agents or service providers such additional information as the Company or its agents or service providers may request, and to take such other reasonable actions on request as may be advisable in the reasonable judgment of the Company or its agents or service providers, to enable the Company to satisfy its anti-money laundering and anti-terrorist financing responsibilities.

7.

The Subscriber acknowledges and agrees that the Subscriber may encounter delays in receiving distributions or other payments from the Company, and may be required to withdraw from the Company, if information requested by the Company or its agents or service providers is not provided in a timely manner. In the event of any such delay, the Subscriber shall indemnify the Company and its agents and service providers, and hold them harmless, against any loss resulting from such delay.

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8.

The Subscriber acknowledges and agrees that distributions or other amounts paid to the Subscriber by the Company will be paid only to an account in the Subscriber’s name, unless the Company in its sole discretion agrees otherwise, and that, if the Company in its sole discretion deems it advisable, the Company may require that such proceeds or other amounts be paid into the account from which the Subscriber’s subscription funds originated.

9.

The Subscriber acknowledges and agrees, for itself and, where an entity, on behalf of its management, Beneficial Owners, principals or beneficiaries, that (i) the Company or its agents or service providers may monitor communications, investments, distributions and other payments; (ii) the Company or its agents or service providers may be required to report any suspicious activity to appropriate authorities; (iii) in the course of making investments, the Company may disclose information contained in the Subscription Agreement, including information about the Subscriber, management, Beneficial Owners, principals or beneficiaries, or otherwise provided by the Subscriber, to third parties; (iv) the Company or its agents or service providers may disclose information contained in the Subscription Agreement, including information about the Subscriber, management, Beneficial Owners, principals or beneficiaries, or otherwise provided by the Subscriber, to OFAC or other government, regulatory, fiscal or administrative authorities and agencies where required or requested; and (v) in order to enable it to perform the anti-money laundering and anti-terrorist financing checks in relation to the Subscribers and Beneficial Owners as required by applicable law, the Company and/or the Transfer Agent may be required to disclose identification information in relation to such Subscribers and Beneficial Owners to a third party service provider of web-based anti-money laundering and anti-terrorist financing identity verification and search applications, which applications are commonly used as a component of anti-money laundering and anti-terrorist financing compliance programs.

10.

The Subscriber acknowledges that, if the Subscriber is or becomes a Sanctions Subject or otherwise becomes named on or blocked by any Prohibited List, or if the Company or the Transfer Agent is otherwise required by law, the Company or the Transfer Agent may freeze the Subscriber’s investment, by prohibiting additional investments, delaying indefinitely the payment of distributions or segregating assets constituting the investment, or the Subscriber may be required to withdraw from the Company and that the Company may immediately and without notice to the Subscriber cease any further dealings with the Subscriber and/or the Subscriber’s interest in the Company until the Subscriber ceases to be a Sanctions Subject or a license is obtained under applicable law to continue such dealings. The Subscriber further acknowledges that the Company may decide not to make distributions or other payments to the Subscriber if the Company reasonably deems it necessary to do so to comply with the anti-money laundering and anti-terrorist financing, or equivalent, regulations applicable to the Company or any of the Company’s agents or service providers. In such event, the Subscriber shall indemnify the Company and the Transfer Agent, and hold them harmless, against any resulting loss.

11.

The Subscriber acknowledges and agrees that should any investment made on behalf of the Company subsequently become subject to applicable sanctions, the Company may immediately and without notice to the Subscriber cease any further dealings with that investment until the applicable sanctions are lifted or a license is obtained under applicable law to continue such dealings (a “Sanctioned Investment Event”). Should a Sanctioned Investment Event occur, the Company may exercise its power to freeze such investment as further disclosed in the Company Documents.

12.

The Subscriber represents and warrants that the Subscriber, including any subsidiaries and affiliates, engages in or expects to engage in activity with a Sanctioned Country in the following manner (select the answer which applies):

(a)	Physical locations (offices/branches/operations/joint ventures), assets or investments:

☐   YES       ☐  NO

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(b)	Buy, sell or otherwise deal in or finance products, merchandise, commodities or services:

☐   YES       ☐  NO

(c)	Has a director, senior officer or 10% or greater owner/shareholder who is a (1) citizen or resident or (2) governmental agency/authority of a Sanctioned Country:

☐   YES       ☐  NO

If you selected “YES” to any of (i) through (iii) above, please contact the Administrator immediately for further instructions.

13.

The Subscriber represents and warrants that the Subscriber, and, if the Subscriber is an entity, to the best of the Subscriber’s knowledge after appropriate due diligence (select the answer which applies),

(a)	☐ at least one Beneficial Owner of the Subscriber IS

or

(b)	☒ NO Beneficial Owner of the Subscriber is

a “Politically Exposed Person” (as defined in the Subscription Agreement), any immediate family member (as defined in the Subscription Agreement) of a Politically Exposed Person, or any close associate (as defined in the Subscription Agreement) of a Politically Exposed Person, (all as such terms are defined in Appendix 2):

If you selected “IS” above, please contact the Company immediately for further instructions as the Company is required by law to verify source of wealth and source of funds.

14.

The Subscriber acknowledges that the Transfer Agent may re-use the information and materials provided by the Subscriber to the Transfer Agent (in support of the Transfer Agent ’s anti-money laundering or similar reviews) for any such reviews undertaken by the Transfer Agent in connection with the Subscriber’s investment in other funds.

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PART B IDENTITY VERIFICATION MATERIALS

The information and documentation required to enable the Transfer Agent to determine the Subscriber’s anti-money laundering and anti-terrorist financing verification status is set out below. Please note that pursuant to applicable laws and regulations, in respect of any paper or electronic document provided to the Transfer Agent pursuant to this Questionnaire, the Subscriber by doing so shall be deemed to certify, to the best of his/her/its knowledge, that the information in the document provided is complete and correct.

Section I. Simplified Due Diligence

All documents listed in Section II—Identity Verification Requirements will not normally be required if the Subscriber falls within one of the following categories of this Section and the Company assesses the Subscriber relationship as being low risk. Documents are acceptable in electronic form, rather than paper form, where approved by the Company on a risk-based approach. Subscriber should tick the appropriate box (one only) to indicate which category is applicable and complete and provide the information and documentation required:

☐	Subscriber is a central or local government, statutory body or agency of government, in a FATF Member Country (as defined in Appendix 2).

Name of Country/Territory:

Note: A paper or electronic copy of appropriate documentation evidencing this status must be provided to the Company; or

☐	Subscriber is a Financial Institution (as defined in Appendix 2) and is required to comply with the AMLR (as defined in Appendix 2).

Note: A paper or electronic copy of appropriate documentation evidencing this regulatory status must be provided to the Company; or

☐	Subscriber is a majority-owned subsidiary of a Financial Institution which is required to comply with the AMLR.

Note: A paper or electronic copy of appropriate documentation evidencing this regulatory status and ownership structure must be provided to the Company; or

☐

Subscriber is acting in the course of a business in relation to which a regulatory authority exercises regulatory functions and it is based or incorporated in, or formed under the law of an FATF Member Country.

Name of Regulatory Authority:

Name of Country/Territory:

Note: A paper or electronic copy of appropriate documentation evidencing this regulatory status must be provided to the Company; or

☐

Subscriber is a majority-owned subsidiary of the business in relation to which a regulatory authority exercises regulatory functions and it is based or incorporated in, or formed under the law of an FATF Member Country.

Name of Regulatory Authority:

Name of Country/Territory:

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Note: A paper or electronic copy of appropriate documentation evidencing this regulatory status and ownership structure must be provided to the Company; or

☐

Subscriber is a company that is listed on a stock exchange included in Appendix 1 (“Stock Exchange”) and subject to disclosure requirements which impose requirements to ensure adequate transparency of beneficial ownership.

Name of Stock Exchange:

Note: A paper or electronic copy of appropriate documentation evidencing this listing status must be provided to the Company; or

☐

Subscriber is a majority-owned subsidiary of a company that is listed on a Stock Exchange and subject to disclosure requirements which impose requirements to ensure adequate transparency of beneficial ownership.

Name of Stock Exchange:

Note: A paper or electronic copy of appropriate documentation evidencing this listing status and ownership structure must be provided to the Company; or

☐	Subscriber is a pension fund for a professional association or trade union or is acting on behalf of employees of an entity referred to any of the categories above.

Note: A paper or electronic copy of a certificate of registration, approval or regulation by a government regulatory or fiscal authority in the jurisdiction in which the fund is established must be provided to the Company.

☐

There is an Eligible Introducer who is prepared to provide an introduction for the Subscriber and (where applicable) each Beneficial Owner. The categories of persons/entities who/which is qualified to act as an Eligible Introducer are as noted above under Section I, as set out in the Eligible Introducer Form (Appendix 3).

Note: The Eligible Introducer should complete the Eligible Introducer Form (Appendix 3) and provide the original to the Company.

☐

Payment has been made by wire transfer from an account held in Subscriber’s name from a regulated financial institution in a FATF Member Country. If relying on this exception: (i) the Subscriber must provide Bank Account Wire Details information and the Administrator should be provided with evidence of proof of actual payment (e.g. a wire transfer confirmation or SWIFT payment form) and (ii) identity verification materials may be required from Subscriber prior to any onward payments being made by the Company to the Subscriber (or any other third party) or prior to the Subscriber’s Interest being transferred.

In addition, as noted above, if Subscriber is acting as agent or nominee for a principal, Subscriber must also provide the Company with the original of a Nominee Representation Letter as set out in Appendix 3.

Section II. Identity Verification Requirements

If the Subscriber does not qualify for Simplified Due Diligence (Section I) the Subscriber should refer to the appropriate section of the Standard Identification Verification for Individuals/Companies/ Partnerships/Trusts in Appendix 4 and provide the Administrator with all information and documentation referred to therein.

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If the Subscriber selects “IS” in (13) of Part A, enhanced due diligence status shall apply and Subscriber should refer to the appropriate section of the Standard Identification Verification for Individuals/Companies/ Partnerships/Trusts in Appendix 4 and provide the Company with all information and documentation referred to therein and further the Company will be required to verify source of wealth and source of funds.

In addition, as noted above, if Subscriber is acting as agent or nominee for a principal, but does not meet the criteria noted above under section I, the Subscriber must complete Appendix 4 and provide the relevant documentation as required, as well as provide the Administrator with the original of a Nominee Representation Letter as set out in Appendix 3.

Updated Documentation

The Company, or the Transfer Agent on behalf of the Company, will contact each Subscriber to obtain updated documentation when such documents become expired, no longer meet applicable legal and regulatory requirements, or in accordance with requirements for periodic reviews based on the Subscriber’s risk rating.

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APPENDIX 1

STOCK EXCHANGES

Abu Dhabi Securities Exchange	Irish Stock Exchange
American Stock Exchange	Isle of Man Stock Exchange
Amsterdam Stock Exchange	Johannesburg Stock Exchange
Athens Stock Exchange	Korea Stock Exchange
Australian Securities Exchange	Kuala Lumpur Stock Exchange
Barbados Stock Exchange	London Stock Exchange
Bahamas International Stock Exchange	Luxembourg Stock Exchange
Bahrain Stock Exchange	Madrid Stock Exchange
Barcelona Stock Exchange	Malta Stock Exchange
Berlin Stock Exchange	Mexican Stock Exchange
Bermuda Stock Exchange	Montreal Exchange
Bilbao Stock Exchange	Munich Stock Exchange
Bolsa de Comercio de Buenos Aires	Nagoya Stock Exchange
Bolsa de Comercio de Santiago	NASDAQ
Bolsa de Valores de Caracas	NASDAQ Dubai
Bolsa de Valores de Lima	National Stock Exchange
Bolsa de Valores de Panama	New York Stock Exchange
Borsa Istanbul	New Zealand Stock Exchange
Borsa Italiana SPA	NYSE Arca
Boston Stock Exchange	OMX Nordic Exchange
British Virgin Islands Stock Exchange	Osaka Securities Exchange
Channel Islands Securities Exchange	Oslo Stock Exchange
Chicago Stock Exchange	Philadelphia Stock Exchange
Copenhagen Stock Exchange	Rio de Janeiro Stock Exchange
Dubai Financial Market	Sao Paulo Stock Exchange (Bovespa)
Dusseldorf Stock Exchange	Shanghai Stock Exchange
Euronext Brussels	Shenzhen Stock Exchange
Euronext Lisbon	Singapore Exchange
Euronext NV	Stuttgart Stock Exchange
Euronext Paris	SWX Swiss Exchange
Frankfurt Stock Exchange	Taiwan Stock Exchange
Fukuoka Stock Exchange	Tel Aviv Stock Exchange
Gibraltar Stock Exchange	The Stock Exchange of Thailand
Hamburg and Hannover Stock Exchange	Tokyo Stock Exchange
Helsinki Stock Exchange	Toronto Stock Exchange
Hong Kong Stock Exchange	Valencia Stock Exchange
Iceland Stock Exchange	Vienna Stock Exchange
International Securities Exchange

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APPENDIX 2

DEFINITIONS

AMLR means anti-money laundering regulations promulgated by FinCEN.

Beneficial Owner means the natural person who ultimately owns or controls the Subscriber or on whose behalf a transaction or activity is being conducted and includes but is not restricted to:

1.

in the case of a legal person other than a company whose securities are listed on a Stock Exchange, a natural person who ultimately owns or controls, whether through direct or indirect ownership or control, 10% or more of the shares or voting rights in the legal person;

2.	in the case of any legal person, a natural person who otherwise exercises ultimate effective control over the management of the legal person; or

3.	in the case of a legal arrangement, the trustee or other person who exercises ultimate effective control over the legal arrangement.

FATF Member Country means country member of FATF, as listed at http://www.fatf-gafi.org/about/membersandobservers/.

Financial Institution refers to the definition of “financial institution” under 31 U.S.C. § 5312(a)(2) of the Bank Secrecy Act of the United States.

FinCEN means the Financial Crimes Enforcement Network at the U.S. Department of the Treasury.

Shell Bank means any institution that accepts currency for deposit and that:

1.	has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be; and

2.	is unaffiliated with a regulated financial group that is subject to consolidated supervision.

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APPENDIX 3

ELIGIBLE INTRODUCER’S FORM OR NOMINEE REPRESENTATION LETTER

(To be completed by the Introducer/Nominee on Company Letterhead)

To:	ADAMS STREET CREDIT SOLUTIONS FUND

[Address]

[Address]

[City, State ZIP]

Dear Sirs,

[Name and [Business or Residential] Address of Client] (the [”Subscriber”][”Principal”])

We confirm that we are a [type of financial institution e.g. a bank]1 regulated and operating in [name of FATF Member Country] and subject to the anti-money laundering and anti-terrorist financing regime of this jurisdiction.

We confirm that the [Subscriber/Principal] (a) is a [describe type of entity]; (b) has a relationship with this company/firm and has had such since [date]; and (c) [Describe nature and intended purpose of business relationship with Subscriber/Principal].

We confirm that we have obtained and maintain satisfactory evidence of the identity of the [Subscriber/Principal] [and its beneficial owners], and have verified the identity of the [Subscriber/Principal] [and its beneficial owners] and its [their] source of funds, in accordance with applicable anti-money laundering and anti-terrorist financing requirements.

We confirm that we will provide to you a copy of the evidence of the identity of the [Subscriber/Principal] [and the beneficial owners] and relevant documentation, upon your request, without delay, and will not destroy such evidence before notifying you.

We confirm that we are not aware that (i) the [Subscriber/Principal] has been found to be or has been suspected of activity that would presently constitute a money laundering and/or terrorist financing offence, (ii) the source of funds is not legitimate; or (iii) the [Subscriber/Principal] is, or is associated with, a Politically Exposed Person.

We confirm that we are compliant with the anti-money laundering and anti-terrorist financing requirements of this jurisdiction as set out in paragraph 1.

Yours faithfully

Name:	Job Title:

Signature:	Date:

[1]	See Section I of Part B of this Supplement for the types of entities that can be relied upon as Eligible Introducers/Nominees.

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APPENDIX 4

Standard Identification Verification for Individuals/ Companies/ Partnerships/ Trusts

Where the Subscriber is an individual:

☐	(One of the following) paper or electronic copy of a current valid Passport, National ID Card, Driver’s License (bearing photo and signature)

☐

(One of the following) Bank Reference (dated within the previous 90 days) or Professional Character Reference (dated within the previous 90 days) or Utility Bill (dated within the previous 90 days) or Bank Statement (dated within the previous 90 days) etc. that confirms the Subscriber’s address (originals required1)

☐

If applicable, original or paper or electronic copy of Power of Attorney or Account Authorization (where acting on behalf of a legal person or arrangement), together with specimen signatures with name and title printed underneath for each authorized signatory

Where the Subscriber is a legal person:

☐	Paper or electronic copy of Certificate of Incorporation/Establishment

☐	Paper or electronic copy of Constitutional Documents (e.g. Memorandum and Articles of Association or equivalent)

☐	Paper or electronic copy of Board Resolution (or equivalent) authorizing the investment

☐	Paper or electronic copy of Authorized Signatory List with specimen signatures or Powers of Attorney or Letters of Authority with specimen signatures (if applicable)

☐	Paper or electronic copy of the Register of Directors (or equivalent)

☐

Identification verification information from two persons who are a Director or equivalent senior managing officer position and any other natural person exercising ultimate effective control over the management of the Subscriber (if an individual, as per the requirements for Individual Subscribers set out above, or if another legal person or arrangement, as per the requirements for those types of Subscribers set out above and below); and

☐

Identification verification information for all persons with a direct or indirect interest in the Subscriber of more than 10% (if an individual, as per the requirements for Individual Subscribers set out above, or if another legal person or arrangement, as per the requirements for those types of Subscribers set out above and below). Where there are one or more entities in a chain of ownership meeting this criteria, you may instead provide either (a) a structure chart, or (b) ownership register for each entity in the chain together with identification verification information for the top person in the chain

Where the Subscriber is a Partnership which is not a legal person:

☐	Paper or electronic copy of Partnership Agreement

☐	Paper or electronic copy of Partnership mandate for making the investment (e.g. Partnership Resolution or General Partner Resolution)

[1]	If a document is presented in an electronic form, it may be regarded as an original if it is evident that it was issued or created in such an electronic form

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☐	Paper or electronic copy of Authorized Signatory List with specimen signatures or Powers of Attorney or Letters of Authority with specimen signatures (if applicable)

☐

Identification verification information for the beneficial owners/controllers of the Subscriber; i.e. the General Partner, or other person with principal control over the partnership, or any person on whose instructions the authorized signatories are to act (if an individual, as per the requirements for Individual Subscribers set out above, or if another legal person or arrangement, as per the requirements for those types of Subscribers set out above and below)

☐

Identification verification information for all persons with a direct or indirect interest in the Subscriber of more than 10% (if an individual, as per the requirements for Individual Subscribers set out above, or if another legal person or arrangement, as per the requirements for those types of Subscribers set out above and below). Where there are one or more entities in a chain of ownership meeting this criteria, you may instead provide either (a) a structure chart, or (b) ownership register for each entity in the chain together with identification verification information for the top person in the chain

Where the Subscriber is a Trust:

☐	Paper or electronic copy of the Trust Deed or Declaration (or equivalent)

☐	Paper or electronic copy of Trust mandate for making the investment (e.g. Trustee Minute)

☐	Paper or electronic copy of Authorized Signatory List with specimen signatures or Powers of Attorney or Letters of Authority with specimen signatures (if applicable)

☐

Identification verification information for the Trustees, Settlors, Protector, Enforcer, beneficiaries or class of beneficiaries (with a fixed and/or vested interest) or any other natural person exercising ultimate effective control over the trust (if an individual, as per the requirements for Individual Subscribers set out above, or if another legal person or arrangement, as per the requirements for those types of Subscribers set out above and below). Where there are one or more entities in a chain of ownership meeting this criteria, you may instead provide either (a) a structure chart, or (b) ownership register for each entity in the chain, together with identification verification information for the top person in the chain.

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Name of Subscriber (Please Print or Type)

Province or Territory of Residence (Please Print or Type)

EXHIBIT E

SUPPLEMENTAL INVESTOR

QUALIFICATION STATEMENT

FOR CANADIAN SUBSCRIBERS1

Part I. Disclosure Matters.

(1) The Subscriber and, if applicable, the disclosed principal of the Subscriber (the “Disclosed Principal”) understands that the Company may be required to provide any one or more of the Canadian securities regulators, stock exchanges, other regulatory agencies (each a “Securities Regulator”) or the Company’s registrar and transfer agent or other agents with the name, residential address, telephone number, facsimile number and e-mail address of the Subscriber (and, if applicable, the Disclosed Principal) as well as information regarding the Shares subscribed for under the Subscription Agreement and the identities of any beneficial subscribers of the Shares (collectively, the “Canadian Required Information”), and may make any other filings of the Canadian Required Information as the Company deems or its agents deem appropriate. In addition, the Canadian Required Information may be used by the Company for the purposes of:

(a)	evaluating the Subscriber’s eligibility and suitability as a potential Shareholder of the Company;

(b)	complying with all corporate governance and disclosure requirements under applicable securities laws; and

(c)	contacting the Subscriber in its capacity as an investor.

(2) The Subscriber (and, if applicable, the Disclosed Principal) hereby consents to and authorizes the foregoing use and disclosure of such Canadian Required Information and agrees to provide, on request, all particulars required by the Company in order to comply with the foregoing.

(3) Each Subscriber (and, if applicable, the Disclosed Principal) authorizes the indirect collection of Canadian Required Information by the applicable Securities Regulator and confirms that it has been notified by the Company: (i) that the Company will be delivering the Canadian Required Information to the applicable Securities Regulator; (ii) that such Canadian Required Information is being collected indirectly by the applicable Securities Regulator under the authority granted to it in applicable securities laws; (iii) that such Canadian Required Information is being collected for the purpose of the administration and enforcement of applicable securities laws; and (iv) that the title, business address and business telephone number of the public official in each of the Provinces and Territories of Canada (each a “Canadian Jurisdiction” and collectively the “Canadian Jurisdictions”) who can answer questions about such indirect collection of the Canadian Required Information is as follows:

[1]	If the Subscriber consists of more than one natural person (other than a married couple subscribing as joint tenants), then a separate IQS must be prepared by each such natural person.

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Alberta

Alberta Securities Commission

Suite 600, 250 – 5th Street SW Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

Manitoba

The Manitoba Securities Commission

500 - 400 St Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

New Brunswick

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Newfoundland and Labrador

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

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Nova Scotia

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Ontario

Ontario Securities Commission

Public official contact regarding indirect collection of information: Inquiries Officer

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Prince Edward Island

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Québec

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: fonds_dinvestissement@lautorite.qc.ca

Saskatchewan

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

Northwest Territories

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

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Nunavut

Government of Nunavut

Department of Justice Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Yukon

Government of Yukon

Department of Community Services Law Centre, 3rd Floor

2130 Second Avenue

Whitehorse, Yukon Y1A 5H6

Telephone: (867) 667-5314

Facsimile: (867) 393-6251

The Subscriber hereby consents to and authorizes the foregoing use and disclosure of such Canadian Required Information and agrees to provide, on request, all particulars required by the Company in order to comply with the foregoing. For purposes of compliance with Canada’s Anti-Spam Legislation, the Subscriber’s execution of this Supplemental Investor Qualification Statement provides consent to receive email communications from the Company or the Adviser and their representatives. Such email communication will contain the appropriate instructions for opting out of future communications.

The Subscriber represents and warrants that it has the authority to provide consents and acknowledgements set out in the above paragraphs on behalf of all beneficial purchasers.

Part II. Risk Acknowledgment.

The Subscriber acknowledges that in order for a subscription to be accepted and processed, if the Subscriber is an individual and is subscribing as an “accredited investor” (as described in Part III below) that does not meet the criteria set out in subparagraph 12 of Part III(b) below, the Subscriber will complete and deliver a completed Form 45-106F9 –Form for Individual Accredited Investors as described in National Instrument 45-106 –Prospectus Exemptions (“NI 45-106”).

Part III. Accredited Investor Matters.

Please indicate with an “X” the category in Part III(a) and the category or categories in Part III(b) below that accurately describe the Subscriber and qualify it as an “accredited investor” pursuant to NI 45-106 and, for investors in Ontario, Section 73.3 of the Securities Act (Ontario):

(a) The Subscriber represents, warrants and certifies to the Company and the Adviser and to any of their agents that the Subscriber is:

_____	(1)	an “accredited investor” within the meaning of NI 45-106 and, for investors in Ontario, section 73.3 of the Securities Act (Ontario), as applicable, is resident in Canada and is subscribing for the Shares as principal for its own account and not for the benefit of any other Person, and it is subscribing for investment only and not with a view to resale or distribution and no other Person, corporation, firm or other organization has a beneficial interest in the Shares;

_____	(2)	subscribing for the Shares as agent for a “Disclosed Principal,” and the Disclosed Principal is an “accredited investor” within the meaning of NI 45-106 and, for investors in Ontario, Section 73.3 of the Securities Act (Ontario), as applicable, subscribing as principal for its own account, and not for the benefit of any other Person, and is subscribing for investment only and not for a view to resale or distribution; or

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Supplemental Investor Qualification Statement for Canadian Subscribers – Page 4

_____	(3)	a Person described in paragraph 18 or 19 of Part III(b) below and is subscribing for the Shares on behalf of one or more Fully Managed Accounts.

(b) If the Subscriber or the Disclosed Principal is an “accredited investor” within the meaning of NI 45-106 and, for investors in Ontario, Section 73.3 of the Securities Act (Ontario), subscribing pursuant to (1), (2) or (3) above, check or initial the categories that apply to the Subscriber or the Disclosed Principal:

_____	(1)	except for a Subscriber resident in Ontario, a Canadian Financial Institution, or a Schedule III bank, and for a Subscriber resident in Ontario, financial institution described in paragraph 1, 2 or 3 of subsection 73.1(1) of the Securities Act (Ontario);

_____	(2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_____	(3)	a Subsidiary of any Person referred to in paragraphs (1) or (2), if the Person owns all of the voting securities of the Subsidiary, except the voting securities required by law to be owned by Directors of that Subsidiary;

_____	(4)	a Person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

_____	(5)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a Person referred to in paragraph (4);

_____	(6)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_____	(7)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_____	(8)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

_____	(9)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_____	(10)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

_____	(11)	an individual who, either alone or with a Spouse, beneficially owns Financial Assets having an aggregate realizable value that, before taxes, but net of any Related Liabilities, exceeds CDN$1,000,000;

_____	(12)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$5,000,000;

_____	(13)	an individual whose net income before taxes exceeded CDN$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a Spouse exceeded CDN$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

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_____	(14)	an individual who, either alone or with a Spouse, has net assets of at least CDN$5,000,000;

_____	(15)	a Person, other than an individual or Investment Fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

_____	(16)	an Investment Fund that distributes or has distributed its securities only to:

		(A) a Person that is or was an accredited investor at the time of the distribution;

(B)  a Person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 (Minimum amount investment), or 2.19 of NI 45-106 (Additional investment in investment funds); or

		(C) a Person described in paragraph (A) or (B) above that acquires or acquired securities under section 2.18 of NI 45-106 (Investment fund reinvestment);

_____	(17)	an Investment Fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the applicable regulator or, in Québec, the securities regulatory authority, has issued a receipt;

_____	(18)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a Fully Managed Account managed by the trust company or trust corporation, as the case may be;

_____	(19)	a Person acting on behalf of a Fully Managed Account managed by that Person, if that Person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or foreign jurisdiction;

_____	(20)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an Eligibility Adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_____	(21)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (1) to (4) or paragraph (11) in form and function;

_____	(22)	a Person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by Directors, are Persons that are accredited investors;

_____	(23)	an Investment Fund that is advised by a Person registered as an adviser or a Person that is exempt from registration as an adviser;

_____	(24)	a Person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

_____	(25)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of the accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

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Part IV. Canadian Permitted Client Matters.

The Subscriber represents, warrants and certifies that the Subscriber qualifies as a Canadian permitted client because the Subscriber is:

_____	(a)	a Canadian Financial Institution or a Schedule III bank;

_____	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_____	(c)	a Subsidiary of any Person or company referred to in paragraph (a) or (b), if the Person or company owns all of the voting securities of the Subsidiary, except the voting securities required by law to be owned by Directors of the Subsidiary;

_____	(d)	a Person or company registered under the securities legislation of a jurisdiction of Canada as an adviser, investment dealer, mutual fund dealer or exempt market dealer;

_____	(e)	a pension fund that is regulated by either the federal Office of the Superintendent of Financial Institutions or a pension commission or similar regulatory authority of a jurisdiction of Canada or a wholly-owned Subsidiary of such a pension fund;

_____	(f)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (e);

_____	(g)	the Government of Canada or a jurisdiction of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

_____	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_____	(i)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

_____	(j)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a managed account managed by the trust company or trust corporation, as the case may be;

_____	(k)	a Person or company acting on behalf of a managed account managed by the Person or company, if the Person or company is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

_____	(l)	an Investment Fund if one or both of the following apply:

(1) the fund is managed by a Person or company registered as an investment fund manager under the securities legislation of a jurisdiction of Canada;

(2) the fund is advised by a Person or company authorized to act as an adviser under the securities legislation of a jurisdiction of Canada;

_____	(m)	in respect of a dealer, a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser, as defined in section 1.1 of NI 45-106, or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

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Supplemental Investor Qualification Statement for Canadian Subscribers – Page 7

_____	(n)	in respect of an adviser, a registered charity under the Income Tax Act (Canada) that is advised by an eligibility adviser, as defined in section 1.1 of NI 45-106, or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

_____	(o)	an individual who beneficially owns Financial Assets, having an aggregate realizable value that, before taxes but net of any Related Liabilities, exceeds CDN$5,000,000;

_____	(p)	a Person or company that is entirely owned by an individual or individuals referred to in paragraph (o), who holds the beneficial ownership interest in the Person or company directly or through a trust, the trustee of which is a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction;

_____	(q)	a Person or company, other than an individual or an Investment Fund, that has net assets of at least CDN$25 million as shown on its most recently prepared financial statements; or

_____	(r)	a Person or company that distributes securities of its own issue in Canada only to Persons or companies referred to in paragraphs (a) to (q).

Part V. Definitions.

For purposes of Parts III and IV of this Supplemental Investor Qualification Statement for Canadian Subscribers, the following terms have the meanings set forth below. Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

“Canadian Financial Institution” means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization.

“control” means a person (first person) is considered to control another person (second person) if:

(a)

the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

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“Director” means:

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a Person that is not a company, an individual who performs functions similar to those of a director of a company.

“Eligibility Adviser” means:

(a)	a Person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(b)

in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada; provided that the lawyer or public accountant must not:

(1)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and

(2)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a Person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

“executive officer” means, for an issuer, an individual who is:

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(c)	performing a policy-making function in respect of the issuer.

“Financial Assets” means:

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

“financial institution described in paragraph 1, 2 or 3 of subsection 73.1(1) of the Securities Act (Ontario)” means any of the following:

(a)	a bank listed in Schedule I, II or III to the Bank Act (Canada);

(b)	an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; and

(c)

a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be.

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“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

“founder” means, in respect of an issuer, a person who:

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer.

“Fully Managed Account” means an account of a client for which a Person makes the investment decisions if that Person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

“Investment Fund” means a Mutual Fund or a Non-Redeemable Investment Fund.

“Mutual Fund” means an issuer whose primary purpose is to invest money provided by its securityholders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer.

“Non-Redeemable Investment Fund” means an issuer:

(a)	whose primary purpose is to invest money provided by its securityholders;

(b)	that does not invest:

(1)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(2)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a Mutual Fund or a Non-Redeemable Investment Fund, and

(c)	that is not a Mutual Fund.

“Person” includes:

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator, or personal or other legal representative.

“Related Liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

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(b)	liabilities that are secured by financial assets.

“Spouse” means an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“Subsidiary” means an entity that is controlled directly or indirectly by another entity and includes a subsidiary of such subsidiary. For purposes of the definition of “Subsidiary,” an entity is considered to control another entity if:

(a)

the first entity, directly or indirectly, beneficially owns or exercises control or direction over securities of the second entity carrying votes which, if exercised, would entitle the first entity to elect a majority of the directors of the second entity, unless that first entity holds the voting securities only to secure an obligation;

(b)	the second entity is a partnership, other than a limited partnership, and the first entity holds more than 50% of the interests of the partnership; or

(c)	the second entity is a limited partnership and the general partner of the limited partnership is the first entity.

Part VI. Representations, etc.

The Subscriber makes the following representations, warranties, acknowledgments and certifications, as applicable, to the Company and to any of its agents:

(a)	The Subscriber is resident within a Canadian Jurisdiction.

(b)

The Subscriber acknowledges that the declarations, representations and warranties it is providing and as described herein are made with the intent that they be relied upon by the Adviser in determining the Subscriber’s eligibility to purchase Shares on a basis exempt from the prospectus requirements of Canadian securities laws and the Subscriber hereby agrees to indemnify the Company and the Adviser against any and all losses, claims, costs, expenses, damages and liabilities which the Company and/or the Adviser may suffer or incur caused or arising from reliance thereon.

(c)	The Subscriber acknowledges that no Securities Regulator in Canada has reviewed or passed on the merits of the Shares subscribed for hereunder.

(d)

The Subscriber is: (i) an “accredited investor” as defined in NI 45-106 and, for investors in Ontario, section 73.3 of the Securities Act (Ontario), by virtue of being a person, company or other entity of the type indicated in certification set out in Part III above; or (ii) able to subscribe for Shares pursuant to a prospectus exemption that has been discussed with, and approved by, the Adviser.

(e)

If the Subscriber is subscribing as an “accredited investor” (as described in Part III above), the Subscriber is not a company or other entity created solely or primarily to purchase or hold securities as an “accredited investor”.

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(f)

The Subscriber is a “permitted client” as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations, by virtue of being a person, company or other entity of the type indicated in the certification set out in Part IV above.

(g)

The Subscriber acknowledges that Shares are being distributed in the Canadian Jurisdictions pursuant to exemptions from the prospectus requirements of the applicable securities laws of the Canadian Jurisdictions, and any resale of such Shares must be made in accordance with applicable securities laws.

(h)

The Subscriber is either purchasing Shares as principal for its own account and not as agent or trustee for the benefit of another or is deemed to be purchasing Shares as principal for its own account, in either case in accordance with applicable securities laws.

(i)

The Subscriber acknowledges that no person or company has made any representation, written or oral, that they will resell or repurchase or refund all or any of the purchase price of the Shares or with respect to the future value of the Shares or that the Shares will be listed and posted for trading on a securities exchange or market.

(j)

The Subscriber acknowledges that none of the funds that the Subscriber is using to purchase the Shares represent proceeds for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”).

(k)

The Subscriber is not named on or blocked by any of the following lists (the “Prohibited Lists”) promulgated by the Department of Foreign Affairs, Trade and Development or the Department of Public Safety and Emergency Preparedness of Canada:

(i)

the list of names subject to the Regulations Establishing a List of Entities made under subsection 83.05(1) of the Criminal Code (Canada) (found at the website of the Office of the Superintendent of Financial Institutions Canada (OSFI) at http://www.osfi-bsif.gc.ca/);

(ii)	the lists of names subject to Regulations made under the United Nations Act (Canada) (found at the website of Foreign Affairs and International Trade Canada at http://www.international.gc.ca/); and

(iii)

the lists of names subject to Regulations made under the Special Economic Measures Act (Canada) (found at the website of Foreign Affairs and International Trade Canada at http://www.international.gc.ca/).

(l)

The Subscriber acknowledges that the Company and/or the Adviser may in the future be required by law to disclose the Subscriber’s name and other information relating to the acquisition of the Shares hereunder, on a confidential basis, pursuant to the PCMLTFA and/or the Prohibited Lists.

(m)

The Subscriber acknowledges and consents to the fact that the Company and the Adviser are collecting the Subscriber’s (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Company and the Adviser retaining the personal information for so long as permitted or required by applicable law or other business practices.

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Supplemental Investor Qualification Statement for Canadian Subscribers – Page 12

(n)

To the best of the Subscriber’s knowledge the funds that the Subscriber is using to purchase the Shares: (A) have not been or will not be derived from or related to any activity that is deemed criminal under the laws of Canada, or any other jurisdiction; or (B) are not being tendered on behalf of a person or entity who has not been identified to the Subscriber.

(o)	The Subscriber understands that the Company is not currently a reporting issuer in any Canadian Jurisdiction.

(p)

The Subscriber understands and acknowledges that no prospectus or other offering document has been filed by the Company with the Securities Regulator in any Canadian Jurisdiction in connection with the issuance or qualification of Shares, that such issuance is exempt from the prospectus requirements otherwise applicable under Canadian securities laws and, as a result, in connection with its purchase of Shares hereunder, as applicable: (A) the Subscriber will not receive information that might otherwise be required to be provided to the Subscriber under Canadian securities laws or contained in a prospectus prepared in accordance with Canadian securities laws, and (B) the Company is relieved from certain obligations that would otherwise apply under Canadian securities laws.

(q)

The Subscriber is aware that there are securities and tax laws applicable to the holding and disposition of the Shares and has been given the opportunity to seek advice in respect of such laws and is not relying solely upon information from the Adviser or the Company.

Part VII. Business Conduct.

The Subscriber acknowledges: (i) its understanding that the Company shall not be deemed to have carried on business in the Canadian Jurisdiction in which the Subscriber is resident solely as a result of the offering and sale of the Shares (without regard to any other activities of the Company which may have occurred in such Canadian Jurisdiction); and (ii) that the Company may not be registered in such Canadian Jurisdiction pursuant to the provisions of applicable legislation governing corporations in the Canadian Jurisdiction the Subscriber is resident (“Corporation Legislation”) and may have no intention of registering under such Corporation Legislation. In addition, the Subscriber hereby acknowledges and confirms its agreement and acceptance that the Company and its affiliates are subject to limited liability in accordance with the terms of the Company Documents. The Subscriber hereby agrees to waive its right, if any, to claim otherwise and hereby agrees that it will not initiate any proceeding against the Company or its affiliates on a basis contrary to such limited liability status.

Part VIII. Statutory Rights.

The Subscriber represents that it has reviewed the securities legend set out in the private placement memorandum of the Company relating to Canadian Subscribers and the notice of statutory rights of actions under the sub-heading “Statutory Rights of Action For Damages or Rescission” described therein.

Part IX. English Language Conduct.

Upon receipt of this Supplemental Investor Qualification Statement for Canadian Subscribers, the Subscriber, as an investor in Canada, hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the Shares (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Chaque investisseur canadien confirme par les présentes qu’il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.

Part X. Miscellaneous.

The Subscriber hereby represents and warrants that all of the answers, statements and information set forth in this Supplemental Investor Qualification Statement for Canadian Subscribers are true and correct on the date hereof and will be true and correct as of each date, if any, that the subscription set forth in the Subscription Agreement of which this Supplemental Investor Qualification Statement for Canadian Subscribers forms a part is accepted, in whole or in part, by the Adviser. The Subscriber hereby agrees to provide such additional information related to the foregoing as is requested by the Adviser and to notify the Adviser promptly of any change which may cause any answer, statement or information set forth in this Supplemental Investor Qualification Statement for Canadian Subscribers to become untrue in any material respect.

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Supplemental Investor Qualification Statement for Canadian Subscribers – Page 13

This Supplemental Investor Qualification Statement for Canadian Subscribers shall be deemed a part of, and incorporated into, the Subscription Agreement.

* * * * *

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Supplemental Investor Qualification Statement for Canadian Subscribers – Page 14

IN WITNESS WHEREOF, the Subscriber has executed this Supplemental Investor Qualification Statement for Canadian Subscribers on the date set forth below.

Dated    ,

If a corporation, partnership or other entity:	If an individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of Authorized Representative	Signature of Witness

Title of Authorized Representative	Name of Witness

Adams Street Credit Solutions Fund

Supplemental Investor Qualification Statement For Canadian Subscribers Signature Page

Name of Subscriber (Please Print or Type)

EXHIBIT F

SUPPLEMENTAL INVESTOR

QUALIFICATION STATEMENT

FOR EEA,1 UK AND SWISS SUBSCRIBERS

The undersigned Subscriber,2 by executing the Subscription Agreement of the Company, to which this European Economic Area, United Kingdom and Switzerland Investor Questionnaire (this “EEA, UK and Swiss Supplemental IQS”) is attached, has agreed to become a Shareholder in the Company on the terms set forth in the Company Documents.

Unless otherwise defined herein, capitalized terms used in this EEA, UK and Swiss Supplemental IQS will have the meanings ascribed to such terms in the Company Documents, or the Subscription Agreement, as applicable. In addition, unless the context otherwise requires, the words “include,” “includes,” “including” and other words of similar import are meant to be illustrative rather than restrictive.

Part I. Jurisdictional Matters.

    (a) Is the Subscriber domiciled in, or does the Subscriber have a registered office in an EEA Member State, the United Kingdom (“UK”) or Switzerland?

     Yes       No

If “Yes”, please specify the relevant EEA Member State, the UK or Switzerland:

    (b) Has the decision to invest in the Company been made for or on behalf of the Subscriber by a person who is domiciled in, or has its registered office in, the EEA, the UK or Switzerland?

     Yes       No

If “Yes”, please provide further details, specifying the name of the person making the investment decision and the relevant EEA Member State, the UK or Switzerland:

Name:

Position/Authorization:

Corporate Status:

EEA Member State/UK/Switzerland:

[1]

“EEA” means the European Economic Area, consisting of Austria, Belgium, Bulgaria, Croatia, Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden.

[2]	If the Subscriber consists of more than one natural person (other than a married couple subscribing as joint tenants), then a separate IQS must be prepared by each such natural person.

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EEA, UK and Swiss Supplemental IQS – Page 1

Please note that the Adviser, may require further information from a person making investment decisions on behalf of the Subscriber. Please contact the Adviser for more information.

Part II. European Professional Investor Status for EEA or UK Subscribers only.

The Subscriber confirms that it possesses the experience, knowledge and expertise to make its own investment decisions and to properly assess the risks that an investment in the Company incurs. The Subscriber represents to the Company and the Adviser that the Subscriber is capable of being categorised or treated as a “professional client” within the meaning of Annex II of Directive 2014/65/EC of the European Parliament and of the Council of 15 May 2014 on markets in financial instruments, as implemented in any relevant EEA Member State or the UK by virtue of the Subscriber being (please tick where applicable):

_____	(a)	a credit institution;

_____	(b)	an investment firm;

_____	(c)	another authorized or regulated financial institution;

_____	(d)	an insurance company;

_____	(e)	a collective investment scheme or a management company of such a scheme;

_____	(f)	a pension fund or a management company of such a fund;

_____	(g)	a commodity or commodity derivatives dealer;

_____	(h)	a local firm;[3]

_____	(i)	another institutional investor (for the avoidance of doubt, which is authorized to operate in financial markets);

_____	(j)	is a national or regional government, a public body that manages public debt, a Central Bank, an international and supranational institution such as the World Bank, the International Monetary Fund, the European Central Bank, the European Investment Bank or another similar international organisation;

_____	(k)	is another institutional investor whose main activity is to invest in financial instruments, including an entity dedicated to the securitisation of assets or other financing transactions;

_____	(l)	is a large undertaking meeting two of the following size requirements on a company basis;

		(1) balance sheet total:	EUR 20 million

		(2) net turnover:	EUR 40 million

		(3) own funds:	EUR 2 million

_____	(m)	an opted-up “professional client” i.e. the Subscriber has previously requested that the Adviser treat the Subscriber as a “professional client” for these purposes and the Subscriber has fulfilled the relevant criteria and has completed the relevant opt-up procedure with the Adviser.

[3]

For the purposes of this section, a “local firm” means a firm that deals for its own account on markets in financial futures or options or other derivatives and on cash markets for the sole purpose of hedging positions on derivatives markets, or deals for the accounts of other members of those markets and is guaranteed by clearing members of the same markets, where responsibility for ensuring the performance of contracts entered into by the firm is assumed by clearing members of the same markets (Article 4 (4) of the EU Capital Requirements Regulation (Regulation (EU) No. 575/2013)).

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Part III. United Kingdom Investor Status.

If the Subscriber is domiciled in the UK, the Subscriber represents to the Company and the Adviser the following (please tick where applicable):

_____	(a)	The Subscriber qualifies as an “investment professional” within the meaning of Article 14(5) of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 (as amended) (the “CIS Promotion Order”) or Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2005 (the “Financial Promotion Order”), as applicable, by falling into one of the following categories (please check the category which applies):

_____		(1) a person authorized by the Prudential Regulation Authority or the Financial Conduct Authority in the UK;

_____		(2) a person exempt further to an exemption order granted under Section 38(1) of the Financial Services and Markets Act 2000;

_____		(3) a person:

• whose ordinary activities involve it participating in unregulated collective investment schemes for the purposes of a business carried on by it; or

• who it is reasonable to expect will so participate for the purposes of a business carried out by it; or

_____		(4) a government, local authority or an international organisation.

_____	(b)	The Subscriber is a body corporate which has, or which is a member of the same group as an undertaking which has, a called-up share capital or net assets of not less than:

• if the Subscriber has more than 20 members or is a subsidiary undertaking of an undertaking which has more than 20 members, £500,000; or

• £5 million.

_____	(c)	The Subscriber is an unincorporated association or partnership that has net assets of not less than £5 million.

_____	(d)	The Subscriber is the trustee of a trust with cash and investments with an aggregate value of at least £10 million.

_____	(e)	The Subscriber is a person to whom the Company Documents (and any ancillary information relating thereto) may otherwise lawfully be made available in accordance with the Financial Services and Markets Act 2000 and the CIS Promotion Order or the Financial Promotion Order, as applicable.

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Part IV. French Investor Status.

If the Subscriber is domiciled in France, in accordance with the Autorité des marchés financiers (“AMF”) Position No. 2014-04, “Guide to UCITS, AIF and other investment fund marketing regimes in France”, the Subscriber represents to the Company and the Adviser the following (please tick where applicable):

_____	(a)	The Subscriber is authorized by the AMF to manage alternative investment funds (“AIFs”) or undertakings for collective investment in transferable securities (“UCITS”) in France, and the investment in the Company will be made only within the framework of the Subscriber’s management of one or more AIFs or UCITS.

_____	(b)	The Subscriber is authorized by the AMF to provide portfolio management services. The investment in the Company will be under the terms of a third party portfolio management agreement between the Subscriber and an investor, and such an investment is authorized in the investor’s portfolio.

Part V. Swiss Investor Status.

If the Subscriber is incorporated, established, domiciled or resident in Switzerland, the Subscriber represents and warrants to the Company and the Adviser the following (as applicable).

Section I. Qualified Investor Status

The Subscriber represents, warrants and confirms that it is a “Qualified Investor” as defined in the Collective Investment Scheme Act 2006, as amended (“CISA”), and an “Institutional Client” as defined in the Financial Services Act 2018 (“FINSA”), being (please tick where applicable):

_____	(a)	a financial intermediary pursuant to the Banking Act dated November 8, 1934, as amended, the Financial Institutions Act dated June 15, 2018 or the CISA, as amended;

_____	(b)	an insurance company as defined in the Insurance Supervision Act dated December 17, 2004, as amended;

_____	(c)	a foreign client subject to prudential supervision such as the persons listed under (a) and (b) above;

_____	(d)	a central bank; and

_____	(e)	a national or supranational public entity with professional treasury operations;[4]

and is aware of the possibility of “opting in” to being a Professional Client but has chosen not to do so.

The Subscriber represents, warrants and confirms that it is a “Qualified Investor” (as defined in CISA) and (where applicable) a “Professional Client” (as defined in FINSA), being (please tick where applicable):

_____	(a)	a public entity with professional treasury operations;[5]

_____	(b)	a pension scheme or another institution which serves the purpose of an occupational benefits scheme with professional treasury operations;

_____	(c)	a company with professional treasury operations;[6]

[4]	A company has professional treasury operations where it entrusts, on a permanent basis, the management of its funds to a professionally qualified person with experience in the financial sector.
[5]	A company has professional treasury operations where it entrusts, on a permanent basis, the management of its funds to a professionally qualified person with experience in the financial sector.
[6]	A company has professional treasury operations where it entrusts, on a permanent basis, the management of its funds to a professionally qualified person with experience in the financial sector.

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EEA, UK and Swiss Supplemental IQS – Page 4

_____	(d)	a large company, because it is a company which exceeds two of the following parameters: i) balance sheet total of CHF 20 million; ii) turnover of CHF 40 million; iii) equity of CHF 2 million;

_____	(e)	a private investment structure with professional treasury operations established for high-net-worth retail clients;[7]

_____	(f)	a high net worth individual having requested in writing to be treated as a professional client (opt-out), on the basis that the relevant individual: i) holds assets of at least CHF 500,000 and has sufficient professional knowledge or experience to understand the risks related to an investment in the Company; or ii) holds bankable assets of at least CHF 2,000,000;

_____	(g)	an investment structure created for a high net worth individual and has requested in writing to be treated as a professional client (opt-out);[8]

_____	(h)	a retail client for whom discretionary asset management or investment advisory services are being provided by a regulated financial intermediary according to FINSA Article 4 paragraph 3 lit. a or a foreign asset manager subject to equivalent prudential supervision in accordance with a long-term written agreement and who has not declared that it does not want to be treated as a Qualified Investor.

and, where applicable, it is aware of the possibility of “opting in” to being a retail client but has chosen not to do so.

The Subscriber agrees to provide such further information and execute and deliver such documents as the Adviser and/or the Company may reasonably request to verify that the Subscriber can verify the foregoing representations and warranties.

The Subscriber further undertakes to inform the Adviser, without any delay should it cease to be a Qualified Investor for the purposes of CISA or an Institutional Client or Professional Client (as applicable) for the purposes of FINSA.

Section II. Exempt / Reverse Solicitation

Where applicable, the Subscriber represents, warrants and confirms to the Company and the Adviser:

_____	that it was not solicited by any person in relation to the Subscriber’s investment in the Company, and that the Subscriber, on its own initiative, requested to receive the Memorandum, the Subscription Agreement, Company Documents, and other information related to the Company. The Subscriber understands and acknowledges that the Shares have not been, nor will be, “offered” to it in accordance with CISA and FINSA nor has it been provided with a financial service in accordance with FINSA. Consequently, the Subscriber acknowledges that it will not benefit from any protection or rights under CISA or FinSA or supervision by FINMA.

[7]

A private investment structure has professional treasury operations where it entrusts, on a permanent basis, the management of its funds to a professionally qualified person with experience in the financial sector.

[8]

This means that the relevant individual must: i) hold assets of at least CHF 500,000 and have sufficient professional knowledge or experience to understand the risks related to an investment in the Company; or ii) hold bankable assets of at least CHF 2,000,000.

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EEA, UK and Swiss Supplemental IQS – Page 5

Part VI. Additional Acknowledgements for EEA and UK Investors.

References to the Adviser in this Part VI shall be deemed to include the affiliates of the Adviser, as applicable.

The Subscriber acknowledges and agrees that:

(a)	from time to time, certain co-investment opportunities may arise in connection with the Company (“Co-investment Opportunities”);

(b)

the Adviser may determine in its absolute discretion that Co-investment Opportunities will not be marketed actively to investors domiciled in or having a registered office in the EEA or the UK, including the Subscriber, for various reasons, including where the Adviser determines in its absolute discretion that it is not possible or desirable for Co-investment Opportunities to be managed or marketed in accordance with the EU Alternative Investment Fund Managers Directive (“AIFMD”) and any law, rule or regulation relating to the implementation thereof in any relevant jurisdiction;

(c)

the Adviser may, in certain circumstances, provide the Subscriber with information relating to Co-investment Opportunities and in the event that such information is provided, it is provided solely at the request and on the initiative of the Subscriber; and

(d)

the Subscriber agrees, represents, warrants and confirms that the above acknowledgements override any provisions of the Company Documents, this Subscription Agreement and any side letter issued to the Subscriber in connection with the Subscriber’s investment in the Company which could give rise to any express or implicit obligation on the Adviser to market or otherwise make available any Co-investment Opportunities to the Subscriber.

The Subscriber wishes to make certain requests to the Adviser by checking the relevant statements below (please tick one of the below):

_____	(a)	Please inform us of any potential Co-investment Opportunities that may arise from time to time. We hereby request that you provide us with information regarding such Co-investment Opportunities (however structured).

_____	(b)	We do not wish to make the request set out above. We acknowledge and agree that this does not affect any of the statements, acknowledgements, representations and confirmations made by us in Part VI above (Additional Acknowledgements for EEA and UK Investors), or the other provisions of this Subscription Agreement and the Company Documents.

The Subscriber hereby acknowledges that the Subscriber may later be required to re-affirm the above request, and that the Subscriber’s subscription for, and participation in, any Co-investment Opportunities may be conditional upon giving further representations and undertakings in relation to such Co-investment Opportunities.

Furthermore, the Subscriber agrees and acknowledges that the Adviser will not be under any obligation to market or otherwise make available any Co-investment Opportunities to the Subscriber solely as a result of the Subscriber having checked the statement (i) above, and that the marketing or making available of any Co-investment Opportunities to any person is at the absolute discretion of the Adviser.

The Subscriber hereby agrees, confirms and represents that the above request is made at the Subscriber’s own initiative, freely and in full awareness of the fact that any Co-investment Opportunities made available to the Subscriber further to such request may not benefit from protections that may otherwise have been available had such Co-investment Opportunities been marketed at the initiative of the Adviser in accordance with the AIFMD and any law, rule or regulation relating to the implementation thereof in any relevant jurisdiction.

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The Subscriber confirms and acknowledges that the Subscriber has taken independent advice regarding the implications of the AIFMD and the protections that may be lost as a consequence of the above request.

* * * * *

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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EEA, UK and Swiss Supplemental IQS – Page 7

The Subscriber hereby represents and warrants that all of the answers, statements and information set forth in this Supplemental Investor Qualification Statement for EEA, UK and Swiss Subscribers are true and correct on the date hereof and will be true and correct as of each date, if any, that the subscription set forth in the Subscription Agreement to which this Supplemental Investor Qualification Statement for EEA, UK and Swiss Subscribers relates is accepted, in whole or in part, by the Adviser and, as of each such date, do not and will not omit to state any material fact necessary in order to make the statements contained therein not misleading. The Subscriber hereby agrees to provide such additional information related to the foregoing as is requested by the Adviser or the Company and to notify the Adviser promptly of any change that may cause any answer, statement or information set forth in this Supplemental Investor Qualification Statement for EEA, UK and Swiss Subscribers to become untrue in any material respect.

IN WITNESS WHEREOF, the Subscriber has executed this Supplemental Investor Qualification Statement for EEA, UK and Swiss Subscribers on the date set forth below.

Dated         ,

If a corporation, partnership or other entity:	If an individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of Authorized Representative

Title of Authorized Representative

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EEA, UK and Swiss Supplemental IQS Signature Page

EXHIBIT G

ADAMS STREET ADVISORS PRIVACY NOTICE

Part A: Non-EU Individuals

Adams Street Advisors’ Commitment to Privacy

Adams Street Advisors LLC (together with its affiliates, “Adams Street Advisors”) recognizes and respects your privacy. This Privacy Notice describes the types of non-public personal information Adams Street Advisors obtains, how Adams Street Advisors uses that information and to whom Adams Street Advisors discloses it. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description or other grouping of consumers (and publicly available information pertaining to such consumers) that is derived using any personally identifiable financial information that is not publicly available. If you are an individual investor, this Privacy Notice will be relevant to you directly. If you are providing information to Adams Street Advisors on behalf of other individuals, such as your employees or clients, this Privacy Notice will be relevant to those individuals, and you should transmit this document to such individuals or otherwise advise them of its content.

Information Adams Street Advisors Collects About You

Adams Street Advisors collects the following categories of non-public personal information about you:

•	Information that you provide, which may include your name and address, social security number or tax identification number, date of birth and/or other information;

•	Information about transactions and balances in accounts with Adams Street Advisors;

•	Information about transactions and balances in accounts with non-affiliated third parties; and

•

Information from consumer reporting agencies, service providers or other sources that may be engaged or consulted in connection with conducting due diligence, know-your-customer, anti-money laundering and other checks required to be performed in relation to admitting new investors.

How Adams Street Advisors Discloses Your Personal Information

Adams Street Advisors uses and shares your non-public personal information with Adams Street Advisors’ affiliates (including any of its advised investment funds) and their employees that have a legitimate business need for the information, primarily to complete financial transactions that you request or to make you aware of other financial products and services. Adams Street Advisors does not sell your non-public personal information to third parties. Below are the details of circumstances in which Adams Street Advisors may disclose non-public personal information to third parties:

•

To service providers (including financial, technical, marketing and professional service providers and consultants) and financial institutions that provide services to Adams Street Advisors, who are required protect the confidentiality of your personal information and to use the information only for the purposes for which it is disclosed to them).

•

To regulatory, self-regulatory, administrative or law enforcement agencies or other oversight bodies in certain circumstances where we are required to share personal information and other information with respect to your interest in an investment with the relevant regulatory authorities. They, in turn, may exchange this information with other authorities, including tax authorities.

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•	As authorized, for example, by subscription agreements or organizational documents of an investment and as authorized by you or your designated representatives or other authorized persons.

•

In connection with a corporate transaction – for example, to third parties as part of a corporate business transaction, such as a merger, acquisition, joint venture or financing or sale of company assets.

How Adams Street Advisors Safeguards and Retains Your Personal Information

Adams Street Advisors restricts access to non-public personal information about you to its employees and to third parties, as described above. Adams Street Advisors maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of your non-public personal information. Despite these security measures that Adams Street Advisors has put in place to protect your personal information, no such measures can guarantee security or protect against unauthorized activity. Adams Street Advisors may retain your personal information for such a period as permitted or required by any applicable laws or regulations and for such a period as may be permitted in accordance with the lawful purposes or legitimate interests outlined above.

Keeping You Informed

Adams Street Advisors reserves the right to modify this policy at any time and will keep you informed of further changes as required by law.

Part B: EU Individuals

Part B of this Privacy Notice applies to the extent that EU Data Protection Legislation (as defined below) applies to the processing of personal data by an Authorized Entity (as defined below) or to the extent that a data subject is a resident of the United Kingdom (the “UK”), the European Union (the “EU”) or the EEA. If this EU Privacy Notice applies, the data subject has certain rights with respect to such personal data, as outlined below.

For the purposes of this EU Privacy Notice: (i) “EU Data Protection Legislation” means all applicable legislation and regulations relating to the protection of personal data in force from time to time in the EU, the EEA, or the UK, including (without limitation): the Data Protection Directive (95/46/EC), the Data Protection Act 2018, the Privacy and Electronic Communications (EC Directive) Regulations 2003, or any other legislation which implements any other current or future legal act of the European Union or the UK concerning the protection and processing of personal data (including Regulation (EU) 2016/679 (the General Data Protection Regulation) and any national implementing or successor legislation (including the Data Protection Act 2018)), and including any amendment or re-enactment of the foregoing; and (ii) “data controller”, “data processor”, “data subject”, “personal data” and “processing and process” shall have the meanings given to them under applicable EU Data Protection Legislation.

If any Subscriber has any questions about this EU Privacy Notice and whether any of the following applies to such Subscriber, please contact us.

We are sensitive to the privacy concerns of our individual Subscribers. We have a policy of protecting the confidentiality and security of information we collect about Subscribers. We are providing Subscribers this EU Privacy Notice to help Subscribers better understand why and how we collect certain personal data, the care with which we treat that personal data, and how we use that personal data.

Categories of personal data collected and lawful bases for processing

In connection with forming and operating our investment funds for our Subscribers, we, the Adviser, their affiliates and, in each case, their respective administrators, legal and other advisors and agents (the “Authorized Entities”, “we” or “our”) collect, record, store, adapt, and otherwise process and use personal data either relating to Subscribers, or to any other person, partner, officer, director, employee, shareholder, ultimate beneficial owner or affiliate of the Subscriber, or to any other data subject from the following sources:

a)

information we receive from Subscribers in conversations over the telephone, in voicemails, through written correspondence, via email, or on subscription agreements, investor questionnaires, applications or other forms (including, without limitation, any anti-money laundering, identification, and verification documentation);

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b)	information about Subscribers’ transactions with us or others;

c)	information captured on our website, including registration information and any information captured via “cookies”; and

d)	information relating to Subscribers from available public sources.

We may process the following categories of personal data:

a)	names, dates of birth and birth place;

b)	contact details and professional addresses (including physical address, email address and telephone number);

c)	account data and other information contained in any document provided by the Subscriber to the Authorized Entities (whether directly or indirectly);

d)	information regarding your status under various laws and regulations, including your tax status, income and assets;

e)	information regarding your interest in our funds, including ownership percentage, capital investment, income and losses;

f)	information regarding your citizenship and location of residence;

g)	source of funds used to make the investment in our funds; and

h)	anti-money laundering, identification (including passport and drivers’ license) and verification documentation.

Any Authorized Entity may, in certain circumstances, combine personal data it receives from a Subscriber with information collected from, or about, such Subscriber. This will include information collected in an online or offline context.

One or more of the Authorized Entities are each data controllers of personal data collected in connection with this offering. In simple terms, this means such Authorized Entities: (i) “control” the personal data that they or other Authorized Entities collect from potential investors or other sources; and (ii) make certain decisions on how to use and protect such personal data.

We rely on the legal bases of contractual necessity to provide the services under the Subscription Booklet and our legitimate interests in operating our businesses, in each case, to process the personal data as set out in this EU Privacy Notice. From time to time, we may need to process the personal data on other legal bases, including: with the Subscriber’s explicit consent; to comply with a legal obligation; if it is necessary to protect the vital interests of the Subscriber or other data subjects; or if it is necessary for a task carried out in the public interest.

The Subscriber’s failure to provide the personal data requested to fulfil the purposes described in this EU-UK Privacy Notice may result in us being unable to provide the services required by the Subscriber pursuant to this Subscription Booklet.

Purpose of processing

We will process the personal data for the following purposes:

a)

for the performance of, or in connection with, the terms of this Subscription Booklet and the operation of our funds, including processing the personal data in connection with credit, anti-money laundering and sanction list checks, identification of a professional investor qualification checks, and for the purpose of complying with the applicable laws in connection thereto;

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b)	in our legitimate business interests in relation to communicating with you as necessary in connection with its affairs and generally in connection with its interest in the Company;

c)	in our legitimate business interests in relation to managing corporate transactions, such as investments, mergers or acquisitions;

d)

in our legitimate business interests to understand and improve our fund business or investor relationships generally and to market our funds to our current and former investors (in each case, to the extent permitted by EU Data Protection Legislation);

e)	to administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our funds (and any other funds operated by us or our affiliates);

f)	to facilitate the execution, continuation or termination of the contractual relationship between you and us;

g)	to facilitate the transfer of funds, and administering and facilitating any other transaction, between you and us;

h)	to enable any actual or proposed assignee or transferee, participant or sub-participant of our rights or obligations to evaluate proposed transactions;

i)	to facilitate business asset transactions involving us;

j)	to enable or administer our funds and for account administration purposes;

k)	where necessary or advisable in connection with applicable law or regulatory requirement; and

l)	for any other purposes notified to you or agreed in writing with you (as applicable) from time to time.

The Authorized Entities monitor communications where the law requires them to do so. The Authorized Entities also monitor communications, where required to do so, to comply with regulatory rules and practices and, where permitted to do so, to protect their respective businesses and the security of their respective systems.

Sharing and transfers of personal data

In addition to disclosing personal data among the Authorized Entities, we will disclose personal data where permitted by EU Data Protection Legislation and to our service providers, employees, agents, contractors, consultants, professional advisers, lenders, data processors and other persons employed and/or retained by us in order to fulfil the purposes described in this EU Privacy Notice. In addition, we may share personal data with regulatory bodies having competent jurisdiction over us, as well as with the tax authorities, auditors and tax advisers (where necessary or required by law).

Any Authorized Entity may transfer personal data to a Non-Equivalent Country (as defined below), in order to fulfil the purposes described in this EU Privacy Notice and in accordance with applicable law, including where such transfer is a matter of contractual necessity to enter into, perform and administer this Subscription Booklet and the Company Documents, and to implement requested pre-contractual measures. For information on the safeguards applied to such transfers, please contact us. For the purposes of this EU Privacy Notice, “Non-Equivalent Country” shall mean a country or territory other than (i) a member state of the European Economic Area; or (ii) a country or territory which has at the relevant time been decided by the European Commission in accordance with EU Data Protection Legislation to ensure an adequate level of protection for personal data.

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Retention and security of personal data

We consider the protection of personal data to be a sound business practice, and to that end, we employ appropriate technical and organizational measures, including robust physical, electronic and procedural safeguards to protect your personal data in our possession or under our control.

We shall not retain personal data for longer than necessary with regard to the purposes described in this EU Privacy Notice, unless we are required by law to retain personal data for a longer period. We maintain personal data of our former Subscribers and apply the same policies that apply to current Subscribers.

Data subject rights

We acknowledge that, subject to applicable EU Data Protection Legislation, you, or the data subjects to which personal data relates, have rights under EU Data Protection Legislation: to obtain information about, or (where applicable) withdraw any consent given in relation to, the processing of personal data by us; to access and receive a copy of their personal data and/or request rectification or erasure of their personal data; to exercise his or her right to data portability; and the right not to be subject to automated decision making. Please note that it may not always be possible for us to erase your personal data on your request, due to legal obligations. In addition, should you request erasure of the personal data requested to fulfil the purposes described in this EU Privacy Notice, we may be unable to provide the services required by you pursuant to this Subscription Booklet.

In case the data subject to whom personal data relate disagrees with the way in which his or her personal data is being processed in relation to this Subscription Booklet, the data subject has the right to object to this processing of personal data and request restriction of the processing. The data subject may also lodge a complaint with the competent data protection supervisory authority in the relevant jurisdiction.

The data subject may raise any request relating to the processing of his or her personal data with us.

Part C: Privacy Notice Supplement For California Residents

This California Privacy Notice applies solely to California residents. This California Privacy Notice uses certain terms that have the meaning given to them in the California Consumer Privacy Act of 2018 and its implementing regulations (the “CCPA”).

1. Notice of Collection and Use of Personal Information. We may collect the following categories of personal information about you online or offline:

•

Identifiers: identifiers such as a real name, alias, postal address, telephone number, email address, account name, Social Security number, driver’s license number, passport number, and other similar identifiers

•	Additional Data Subject to Cal. Civ. Code § 1798.80: signature, state identification card number, education, bank account number, and other financial information

•	Protected Classifications: characteristics of protected classifications under California or federal law, such as national origin, age, sex, gender, marital status or citizenship status

•	Employment Information: professional or employment-related information

We may use the categories of personal information listed above for certain business or commercial purposes, as described in this table:

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Purposes	Categories of Personal Information
For our everyday business purposes, such as to complete investments by our investment funds, to maintain subscribers’ accounts, to complete transactions that subscribers request and other customary uses in connection with the activities of our investment funds	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information;

Conducting anti-money laundering KYC due diligence activities in connection with a subscriber’s investment	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information;

For responding to court orders and legal investigations and other customary uses in connection with the activities of our investment funds	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information;

2. Our Prior Collection, Use and Disclosure of Personal Information. We may have collected and used your personal information, as described in section 1 above, during the 12-month period prior to the effective date of this California Privacy Notice. For the personal information collected during that timeframe, we describe below: (a) the categories of sources from which we may have obtained the personal information, (b) the categories of third parties with whom we may have shared the information, and (c) the categories of personal information we may have disclosed for a business purpose.

a.	Sources of Personal Information. We may have obtained personal information about you from various sources, as described below.

Categories of Sources of Data Collection	Categories of Personal Information
Directly from you, such as when you provide information through surveys, emails, calls, forms, and other features on our website	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information

From your devices, such as when you visit our website	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information

Our affiliates	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information;

Businesses that we are evaluating in connection with a potential investment or business opportunity	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information

b.	Sharing of Personal Information. We may have shared your personal information with certain categories of third parties, as described below.

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Categories of Third Parties	Categories of Personal Information
Our affiliates	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information

Vendors who provide services on our behalf	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information

Professional services organizations, such as auditors and law firms	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information

Government entities	Identifiers; Additional Data Subject to Cal. Civ. Code § 1798.80; Protected Classifications; Employment Information

c.	Disclosure of Personal Information for a Business Purpose. We may have disclosed to third parties the following categories of personal information for a business purpose:

•

Identifiers: identifiers such as a real name, alias, postal address, telephone number email address, account name, Social Security number, driver’s license number, passport number, and other similar identifiers

•	Additional Data Subject to Cal. Civ. Code § 1798.80: signature, state identification card number, education, bank account number, and other financial information

•	Protected Classifications: characteristics of protected classifications under California or federal law, such as race, color, national origin, age, sex, gender, marital status or citizenship status

•	Employment Information: professional or employment-related information

3. California Consumer Privacy Rights. You have certain choices regarding our use and disclosure of your personal information, as described below.

Access: You may have the right to request, twice in a 12-month period, that we disclose to you the personal information we have collected, used and disclosed about you during the past 12 months.

Deletion: You have the right to request that we delete certain personal information we have collected from you.

How to Submit a Request: To submit an access or deletion request or submit a Shine the Light request, email: notices@adamsstreetpartners.com.

Verifying Requests: To help protect your privacy and maintain security, we will take steps to verify your identity before granting you access to your personal information or complying with your request. If you designate an authorized agent to make an access or deletion request on your behalf (1) we may require you to provide the authorized agent written permission to do so, and (2) for access and deletion requests, we may require you to verify your own identity directly with us (as described above).

Additional Information: If you choose to exercise any of your rights under the CCPA, you have the right to not receive discriminatory treatment by us. To the extent permitted by applicable law, we may charge a reasonable fee to comply with your request. This California Privacy Notice is available in alternative formats upon request. Please contact notices@adamsstreetpartners.com to request this California Privacy Notice in an alternative format.

Adams Street Credit Solutions Fund

Privacy Notice – Page 7

Name of Subscriber (Please Print or Type)

EXHIBIT H

ADAMS STREET CREDIT SOLUTIONS FUND

SUBSCRIBER CONTACT SHEET

Please check here if you are completing this Subscription Agreement on behalf of yourself or your organization:	☐

For Nominees and Custodians Only – Please check here if you are acting as nominee[1] or custodian (other than for tax purposes) for another person, entity, or organization in connection with the Interest:	☐

1.	Subscriber Name:

2.	Person/Entity Type of Subscriber:

☐ Individual Person	☐ Custodian

☐ Corporation	☐ Governmental or International Organization

☐ Partnership	☐ Private Foundation

☐ Limited Liability Company	☐ Employee Benefit Plan

☐ Trust ☐ University

☐ Nominee	☐ Tax-Exempt

☐ Other (Please Specify): _______________________________________________

3.	State and Country of Organization (if not an individual):

4.	City and State of Principal Place of Business (if not an individual):

[1]	The Subscriber should consult with Adams Street Advisors, LLC if the Subscriber intends to hold the Shares as a nominee for tax purposes.

Adams Street Credit Solutions Fund

Subscriber Contact Sheet – Page 1

5.	Occupation/Nature of Business (if applicable):

6.	Year End for Income Tax Purposes (U.S. Persons: Year End for U.S. Federal Income Tax Purposes):

7.	Subscriber’s Tax ID Number:

8.	Subscriber’s Contact Information (address – not a PO Box: Residential for individuals, Business for entity):

a. Attention:

b. Street:

c. City: _____________________________________________

d. State/Country: _____________________________________

e. Zip/Postal Code: ___________________________________

f. Telephone Number: _________________________________

g. E-mail Address: ___________________________________

9.	Contact Information for AML/KYC[2] Purposes (if different than items a through g in 8):

a. Attention: _________________________________________

b. Street: ____________________________________________

c. City: _____________________________________________

d. State/Country: _____________________________________

e. Zip/Postal Code: ___________________________________

f. Telephone Number: _________________________________

g. E-mail Address: ____________________________________

[2]

The Subscriber may be obligated to provide additional information in order for Adams Street to comply with relevant anti-money laundering and “know your customer” (AML/KYC) laws, rules and regulations. The Subscriber acknowledges and agrees that for purposes of gathering such information, the Subscriber may be contacted by, and may be obligated to provide information to, Adams Street, fund counsel, fund AML administrator, and/or such other third parties retained by Adams Street in connection with the fundraising.

Adams Street Credit Solutions Fund

Subscriber Contact Sheet – Page 2

10.	Cash Wire Instructions (if you hold an account in the U.S.):[3]

a. Bank:

b. ABA Number:

c. Account Number:

d. Account Name:

e. Ultimate Beneficiary Number:

f. Ultimate Beneficiary Name:

g. Additional Information (if applicable):

11.	Cash Wire Instructions (if you hold an account outside the U.S.):[4]

a. Correspondence Bank:

b. Correspondence ABA Number:

c. Correspondent SWIFT Code:

d. Beneficiary Bank:

e. Beneficiary Bank SWIFT Code:

f. Beneficiary Bank Account Number:

g. Ultimate Beneficiary Account Number or IBAN:

h. Ultimate Beneficiary Account Name:

i. Additional Information (if applicable):

[3]

A member of the Adams Street Finance Team will contact you to verbally confirm all details provided. Should you need any assistance, please reach out to DL-RegisteredProductsAccountingandOperations@adamsstreetpartners.com.

[4]	Please note that a U.S. correspondence bank is required when wiring USD.

Adams Street Credit Solutions Fund

Subscriber Contact Sheet – Page 3

12.	Additional Recipient(s) of Reporting (if any):

a. Name:

b. Title:

c. Street:

d. City:

e. State/Country:

f. Zip/Postal Code:

g. Telephone Number:

h. E-mail address:

i. Relationship to Subscriber:

j. Recipient Should Receive:

☐ Financial Statements

☐ Schedules K-1 and K-3 (if applicable)

☐ Investment Reports

☐ Legal Correspondence

☐ Distribution Notices

Adams Street Credit Solutions Fund

Subscriber Contact Sheet – Page 4

EXHIBIT I

CONSENT TO ELECTRONIC DELIVERY FORM AND DISCLOSURE STATEMENT

☐ I consent to electronic delivery of Company Communications (as defined below)

E-mail Address:
(If blank, the e-mail address provided in the Contact Sheet will be used)

As a shareholder of Adams Street Credit Solutions Fund (the “Company”), the undersigned (the “Subscriber”) hereby consents, notwithstanding anything to the contrary in the Company’s Confidential Private Placement Memorandum and Subscription Agreement, to receive Company Communications (as defined below) through electronic delivery.

The Subscriber hereby acknowledges the following:

1)

Instead of receiving paper copies of Company documentation and shareholder communications, including the Confidential Private Placement Memorandum, and supplements thereto, subscription confirmations, shareholder reports and statements, repurchase offers and notifications, proxy materials (if any), U.S. Internal Revenue Service Form 1099-DIV (“Form 1099”) in respect of the Company and the Company’s Privacy Notice (collectively, “Company Communications”), the Subscriber hereby elects to receive electronic delivery of Company Communications and consent to stop delivery of all paper communications.

2)

If the Subscriber chooses not to consent to electronic delivery or if the Subscriber subsequently withdraws its consent to electronic delivery, paper copies of Company Communications will be furnished to the Subscriber, through mail or hand delivery.

3)

This consent applies to each Form 1099 required to be furnished to the Subscriber by the Company after this consent is given until the Subscriber withdraws consent or ceases to be a shareholder of the Company. The Company will cease to furnish Form 1099, electronically or otherwise, beginning with the year after the year in which the Subscriber ceases to be a shareholder of the Company.

4)	Forms 1099 may be required to be printed and attached to a Federal, State, or local income tax return.

5)

The Subscriber will not receive paper copies of Company Communications unless: (i) the Subscriber affirmatively changes or withdraws its election, which the Subscriber may do at any time by notifying the Company; (ii) the delivery of electronic materials is prohibited; (iii) the Company, in its sole discretion, elects to send paper copies of the materials; or (iv) the Subscriber specifically requests a paper copy of a particular document or communication, which the Subscriber may do at any time.

6)

Notwithstanding the Subscriber’s consent, the Subscriber is entitled to receive paper Forms 1099 and other Company Communications upon request. The Company will NOT treat the Subscriber’s request for paper forms of Company Communications as a withdrawal of consent. If the Subscriber wishes to withdraw consent, the Subscriber understands that it must do so affirmatively.

7)

The Subscriber may withdraw consent by contacting the Company in writing at c/o Adams Street Advisors, LLC, One North Wacker Drive, Suite 2700, Chicago, IL 60606, by telephone at 844-705-0580 or by email at AdamsStreet_RegAlts_INQ@statestreet.com. The withdrawal of consent will be effective within 60 (sixty) days of receipt by the Company. A withdrawal of consent does not apply to a Form 1099 that was furnished electronically before the withdrawal takes effect.

8)

The Subscriber can contact the Company in writing at c/o Adams Street Advisors, LLC, One North Wacker Drive, Suite 2700, Chicago, IL 60606, by telephone at 844-705-0580 or by email at AdamsStreet_RegAlts_INQ@statestreet.com to communicate any changes in its contact information. The Subscriber agrees to promptly notify the Company of any change in the Subscriber’s e-mail address. The Company will email the Subscriber if the contact information for the Company changes.

Adams Street Credit Solutions Fund

Electronic Consent Form – Page 1

9)	The Subscriber understands that the Company’s electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended, restated and/or supplemented at any time.

10)

By consenting to electronic access, the Subscriber will be responsible for certain costs, such as the Subscriber’s customary internet service provider charges, and may be required to download software in connection with access to these materials. The Subscriber understands that there are possible risks associated with electronic delivery such as e-mails not transmitting, hyperlinks failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of e-mail, the availability of the website, or information on it, other than as required by law.

11)

The Subscriber agrees that sending of the notice or e-mail by the Company will constitute good and effective delivery of the information to the Subscriber, regardless of whether the Subscriber actually accesses the website containing the information or opens the e-mail and/or attachments.

12)

Company Communications delivered electronically may be formatted in Adobe Acrobat’s portable document format (“PDF”), hypertext mark-up language or other file formats the Company deems appropriate. In order to view or print documents provided in PDF, the Subscriber will have to obtain the Adobe Acrobat Reader, which is available free of charge at Adobe’s website (located at www.adobe.com), and install it on the Subscriber’s computer. The Subscriber is responsible for having any necessary hardware, software or other technology to access the information sent electronically, including a printer or other device to download and save any information that the Subscriber may wish to retain.

Adams Street Credit Solutions Fund

Electronic Consent Form – Page 2

EXHIBIT J

TAX FORMS

(Required by all investors)

U.S. Investors

Link to IRS Form W-9: http://www.irs.gov/file_source/pub/irs-pdf/fw9.pdf

Non-U.S. Investors

Link to IRS Form W-8BEN: http://www.irs.gov/pub/irs-pdf/fw8ben.pdf

Link to IRS Form W-8BEN-E: http://www.irs.gov/pub/irs-pdf/fw8bene.pdf

Link to IRS Form W-8IMY: http://www.irs.gov/pub/irs-pdf/fw8imy.pdf

Link to IRS Form W-8EXP: http://www.irs.gov/pub/irs-pdf/fw8exp.pdf

Adams Street Credit Solutions Fund

Tax Forms – Page 1

EXHIBIT K

COST BASIS ELECTION

The Fund has elected the first in-first out (FIFO) cost method as the default cost basis method for purposes of this requirement.

If an investor wishes to accept the FIFO cost method as its default cost basis calculation method in respect of the Shares in its account, the investor does not need to take any additional action.

If, however, an investor wishes to affirmatively elect an alternative cost basis calculation method other than FIFO cost in respect of the Shares, please select one (1) of the following:

☐ ACST – AVERAGE COST	☐ LGUT – LOSS/GAIN UTILIZATION

☐ HIFO – HIGH COST	☐ SAAC – SINGLE ACCOUNT AVERAGE COST

☐ LIFO – LAST IN FIRST OUT	☐ LOFO – LOW COST

☐ SLID – SPECIFIC LOT IDENTIFICATION (Shareholders choose which tax lots they are tendering and must specify particular lots to be sold prior to or at the time of each tender.)

Adams Street Credit Solutions Fund

Electronic Consent Form – Page 2